UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	—	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKYBX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	—	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FMMBX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	—	FWICX	FWIRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 20, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Daniel Close, CFA, Steven Hlavin and Chris Drahn, CFA, review economic and municipal market conditions at the national and state levels, key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, the Nuveen Kentucky Municipal Bond Fund, the Nuveen Michigan Municipal Bond Fund, the Nuveen Missouri Municipal Bond Fund, the Nuveen Ohio Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Dan, who has 14 years of investment experience, has managed the Kentucky, Michigan and Ohio Funds since 2007. Steve, with nine years of investment experience, has managed the Kansas and Wisconsin Funds since 2011. Chris, who has 32 years of investment experience, has managed the Missouri Fund since 2011.

Effective March 9, 2012, the Nuveen Missouri Tax Free Fund and the Nuveen Ohio Tax Free Fund were merged into the Nuveen Missouri Municipal Bond Fund and the Nuveen Ohio Municipal Bond Fund, respectively.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ending May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” at least through late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the

Nuveen Investments	5

Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelve-month period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

What type of economic environment did the states profiled in this report experience?

Kansas has been slowly recovering from the recent economic recession. In 2011, the state’s economy expanded at a rate of 0.5%, compared with the national growth rate of 1.5%, ranking Kansas 35th in terms of GDP growth by state. Private industry in the state continued to add jobs, and indications were that these employment gains were permanent. While not the lowest in the region, Kansas’s jobless rate was well below the May 2012 average of 8.2% for the nation as a whole. For May 2012, the Kansas unemployment rate stood at 6.1%, its lowest level since December 2008, down from 6.7% in May 2011. Recent employment gains have been led by professional and business services, manufacturing, and education and health services, the state’s largest private

6	Nuveen Investments

sectors. According to Moody’s, manufacturing was expected to be key to Kansas’s long-term recovery, with hiring projected to accelerate in this high wage industry. Agricultural products were also expected to bolster the Kansas economy. Kansas ranks among the top ten states in the nation in agricultural production, with strong price support for two of its major crops, soy and corn. On the fiscal front, the Kansas state budget for fiscal 2013, which was introduced in January 2012 and enacted in June 2012, fully funded or increased funding for essential services, while holding state general fund expenditures below fiscal 2012 levels. While the 2013 budget closed a $500 million gap, it also included a package of income tax cuts projected to reduce state revenues by $3.7 billion over the next five years. The budget also called for adding $465 million in reserves to the state general fund, which had been largely depleted by the end of fiscal 2013. As of May 2012, Kansas general obligation bonds continued to carry ratings of Aa2 and AA from Moody’s and S&P, respectively. For the twelve months ending May 31, 2012, municipal issuance in Kansas totaled $2.8 billion, representing a 7% year-over-year increase.

Kentucky’s recovery from the recession has been slow but broad-based, with significant gains in employment in the professional and business services sector and more modest gains across almost all other sectors, chiefly education and health care, tourism, and manufacturing. In 2011, Kentucky ranked fourth among the states in the number of automobiles and trucks assembled. As of May 2012, Kentucky’s unemployment rate was 8.2%, the lowest since November 2008, down from 9.6% in May 2011 and in line with national average for May 2012. In 2011, the commonwealth’s economy posted growth of 0.5%, compared with the national growth rate of 1.5%, ranking Kentucky 34th in terms of GDP growth by state. According to Moody’s, Kentucky’s low cost of doing business and highly affordable housing should continue to provide support for economic expansion. Kentucky’s biennial budget for fiscal 2013 and 2014, which was proposed in January 2012, addressed a $742 million shortfall through funding cuts of 8.4% for state agencies, 6.4% for higher education, and 2.2% for public safety services, while maintaining funding for K-12 education and correctional facilities. As of May 2012, general obligation debt was rated Aa2 and AA- by Moody’s and S&P, respectively. For the twelve months ending May 31, 2012, Kentucky issued $3.5 billion in municipal bonds, representing a 25% decline from the twelve months ended May 31, 2011.

After struggling to emerge from recession over the past few years, Michigan has begun to see improvement. In 2011, the state’s economy expanded at a rate of 2.3%, compared with the national growth rate of 1.5%, ranking the state sixth in terms of GDP growth by state. Overall employment in the state grew 1.7% in 2011, the first increase in more than eleven years. As of May 2012, Michigan’s jobless rate was 8.5%, down from 10.6% in May 2011 and its record high of 14.2% in August 2009. Acceleration in the manufacturing sector and rising home sales that outpaced the national average also pointed to improving strength in the Michigan economy. Auto output for the first quarter of 2012 was projected to be 8% higher than a year ago, and U.S. and international automakers, suppliers, and research and development facilities have begun expansions. Michigan continued to rely heavily on manufacturing, which represented 13% of employment in the state, compared with 9% nationally. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 1.2% during the twelve months ended April 2012, compared with a price decline of 1.9% nationally. Despite the increase, the

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average home price in Detroit remained below January 2000 levels. The state, which was sixth in the nation in terms of foreclosure rates in 2011, ranked eighth as of May 2012, with one in every 519 housing units in foreclosure, compared with the national average of one in 639. For fiscal 2012, Michigan balanced its state budget by implementing $1.6 billion in expenditure cuts broadly spread across state programs including health and human services, school funding, and local government revenue sharing. As of May 2012, Moody’s and S&P rated Michigan general obligation debt at Aa2 and AA-, respectively, with stable outlooks. During the twelve months ended May 31, 2012, municipal issuance in Michigan totaled $11.0 billion, an increase of 83% compared with the twelve months ended May 2012.

For 2011, Missouri’s economic growth remained essentially flat, while the national economy expanded at a rate of 1.5%. This ranked Missouri 43rd in terms of GDP growth by state. Job losses were spread across a number of sectors, including information services, construction, financial services and transportation. Missouri’s unemployment rate as of May 2012 was 7.3%, its lowest level since December 2008, down from 8.6% in May 2011 and below the national average of 8.2% for May 2012. Missouri has focused efforts on transitioning part of the state economy away from traditional manufacturing jobs into the development of biotechnology and alternative energy industries. Trade with China also has provided new opportunities. Although export growth fell in 2011, a recent agreement with emphasis on agricultural exports to China improved the outlook for food manufacturers, which accounted for 10% of the state’s $14 billion in exports. For fiscal 2013, the $24 billion Missouri state budget, which was introduced in January 2012, focused on job creation, K-12 education funding, disaster recovery funding, and continued efforts to streamline the state government, while making cuts to Medicaid and higher education. The budget, which contained no new taxes, also called for eliminating more than 800 additional state jobs, bringing total reductions to 4,100 over the past four years and resulting in the smallest state workforce since 1997. As of May 2012, Moody’s and S&P rated Missouri general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2012, municipal issuance in Missouri totaled $4.7 billion, on par with the issuance of the previous twelve-month period.

After weathering difficult years during and following the recent recession, Ohio has shown signs of modest growth. In 2011, the state’s economy expanded at a rate of 1.1%, compared with the national growth rate of 1.5%, ranking Ohio 28th in terms of GDP growth by state. As of May 2012, the state’s unemployment rate was 7.3%, down from 8.8% in May 2011. Ohio’s education and health services industry, the largest source of employment in the state and the only sector to demonstrate growth even during the recession, continued to be a leader in adding jobs. Meanwhile, Toledo, Akron, and Cleveland were leading the rebound in manufacturing. Hiring in the healthcare and business services sectors was also expected to add to the state’s job growth. Ohio’s housing market, while stabilizing, has yet to make the transition to recovery. Growth in housing sales was helping to reduce the inventory of homes, but excess supply continued to be a problem, especially in Cleveland, Dayton, and Toledo. Ohio, which ranked eleventh in the nation in terms of foreclosure rates in 2011, moved up to seventh place as of May 2012, with one in every 495 housing units in foreclosure, compared with the national average of one in 639. According to the S&P/Case-Shiller Index of 20 major

8	Nuveen Investments

metropolitan areas, housing prices in Cleveland fell 1.3% during the twelve months ended April 2012, compared with a price decline of 1.9% nationally, as the average home price in Cleveland remained below January 2000 levels. In June 2011, Ohio enacted a two-year budget for fiscal 2012 and 2013 that cut school funding and reduced aid to cities, townships, and other local governments by $1 billion over the two years. The budget also provided for the elimination of the state estate tax in 2013, the sale of six prisons, and exploration of a long-term lease of the Ohio Turnpike to private operators. As of May 2012, Moody’s and S&P rated Ohio general obligation debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended May 31, 2012, municipal issuance in Ohio totaled $10.3 billion, a decrease of 20% compared with the twelve months ended May 2011.

Wisconsin’s economy received an early boost on its way to recovery from an above-average rate of hiring in manufacturing, the state’s largest employment sector, which represents more than 16% of jobs in Wisconsin. However, as manufacturing hiring slowed again, so too did the pace of growth in Wisconsin. In 2011, the state’s economy expanded at a rate of 1.1%, compared with the national growth rate of 1.5%, ranking Wisconsin 26th in terms of GDP growth by state. Layoffs in the government sector, the state’s third largest employment sector, occurred primarily at the state level and contributed to the slowdown. At the same time, job growth in education and health care, Wisconsin’s second largest sector with more than 15% of the state’s jobs, and leisure and hospitality helped Wisconsin’s unemployment rate continue to trend below national levels. As of May 2012, the Wisconsin jobless rate was 6.8%, compared with the U.S. average of 8.2%, down from 7.6% in May 2011. According to Moody’s, the state was expected to see further gains in manufacturing, benefiting from growth in Wisconsin’s largest trading partner, Canada, which provides the market for one-third of the state’s exports. In June 2011, Wisconsin enacted a two-year budget for fiscal 2012 and 2013, which closed a budget shortfall through reductions in spending for education, the University of Wisconsin system, Medicaid and state aid to local governments. That shortfall became part of the argument for legislation reducing most collective bargaining rights from the majority of the state’s public workers, which resulted in a gubernatorial recall election. Since the close of this reporting period, republican Scott Walker defeated Milwaukee Mayor Tom Barrett to retain the governorship in a Wisconsin election recall. As of May 2012, Wisconsin’s general obligation debt carried ratings of Aa2 from Moody’s and AA from S&P. For the twelve months ended May 31, 2012, Wisconsin issued $5.9 billion of municipal bonds, an increase of 12% from the twelve-month period ended May 31, 2011.

How did the Funds perform during the twelve-month period ending May 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2012. Each Fund’s total returns are compared with the performance of each Fund’s benchmark index and their appropriate Lipper classification average.

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During the past twelve months, the Class A Shares at net asset value of the Kansas, Missouri and Wisconsin Funds outperformed the S&P National Municipal Bond Index, their corresponding state-specific S&P Index and their respective Lipper classification averages. The Kentucky Fund beat both the national S&P Index and its Lipper average but trailed its state specific average. The Ohio Fund performed in line with the national S&P Index while lagging its state S&P Index and outpacing its Lipper average. Of final note, the Michigan Fund underperformed both its national and state S&P benchmarks, but modestly surpassed its Lipper average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as used in the past. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Kansas and Wisconsin Municipal Bond Funds

Compared with the S&P National Municipal Bond Index, the Nuveen Kansas Municipal Bond Fund enjoyed very favorable results during the twelve-month period. The Fund benefited the most from its duration positioning, meaning its sensitivity to interest rate changes. Interest rates, and especially long-term interest rates, fell steadily throughout the past year. This situation was positive for our portfolio, given that the Fund’s duration was longer than that of the overall market, as measured by the national S&P index, and therefore the Fund was more responsive as rates fell. Similarly, the Fund was helped by its smaller allocation to very short dated bonds, which failed to gain in value to the same extent as longer dated bonds.

Another source of outperformance was the Fund’s credit quality positioning. Lower rated and non-rated bonds tended to outperform issues with high credit ratings, as investors sought better yields in the low interest rate environment and were willing to assume additional credit risk. Under these conditions, our increased exposure to higher yielding, non-rated bonds proved helpful. While our credit quality positioning was beneficial on balance, performance was moderated by the fact that some of these non-rated bonds had relatively short call dates, which kept them priced lower, close to their call prices.

In sector terms, the Fund’s performance was supported by our overweighting in categories that did relatively well, specifically, sales tax bonds and health care issues, including hospitals and senior living centers. Overall, sales tax bonds benefited from slow but steady economic growth, which in turn increased investors’ expectations for stronger sales tax revenues that sustain the bonds’ income stream. Hospital bonds, meanwhile, outperformed on the improving financial position of many issuers and the expected financial benefits surrounding federal health care reform legislation. The positive impact of our sector exposure was somewhat offset by untimely underweightings in corporate-backed industrial development revenue bonds and longer dated water/sewer bonds, both of which performed well given their elevated interest rate sensitivity.

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The Kansas Fund enjoyed a healthy amount of new shareholder investments into the portfolio throughout the period. To a much lesser extent, we also had assets to invest from selling certain higher rated bonds with short call dates, whose future performance potential was limited. Many of our new purchases were lower investment grade rated bonds. We favored these bonds specifically during this reporting period due to their historically wide credit spreads, meaning that lower rated bonds were paying an attractive premium relative to their higher grade counterparts. Through careful research, we hoped to identify lower rated debt securities that provided a favorable income stream relative to a manageable degree of risk. We added non-rated bonds for the Topeka YMCA, non-rated Santa Marta senior living center bonds, BBB-rated Burlington gas and electric bonds, as well as A-rated hospital issues. Purchases toward the end of the period included a variety of bonds from the new issue market, including securities issued by the University of Kansas, the athletic department of Kansas State University, the Kansas Turnpike Authority and Kansas Power Pool bonds for Dogwood Energy. We also added some diversified exposure to Puerto Rico bonds, which we purchased in the secondary municipal market. When the period began, the Fund had minimal exposure to bonds issued by U.S. territories, which, in light of our interest in emphasizing in-state debt, gave us flexibility to take advantage of the attractive investment values we were finding in this part of the market. Bonds issued by Puerto Rico and other U.S. territories are generally fully exempt from federal and state income taxes. The use of tender option bonds (TOBs) enhanced performance during the period as the use of TOBs increases the Fund’s duration and being long was beneficial as interest rates and credit spreads declined.

The Wisconsin Fund outperformed the national S&P index and was lifted by many of the same factors as the Kansas Fund. For example, the Fund was overweight to the market’s longest dated securities, which resulted in a longer portfolio duration than the national municipal bond market, and this heightened sensitivity to declining interest rates boosted the Fund’s performance. Similarly, the Fund was helped by its credit rating positioning. Given Wisconsin’s limited issuance of bonds with below investment grade credit ratings (below BBB), the Fund benefited from maintaining greater exposure to BBB-rated and A-rated securities. As in Kansas, lower rated securities in Wisconsin saw their yields decline more than higher rated bonds did, while the lower rated bonds’ prices rose accordingly (a bond’s yield and price move in opposite directions). The overweighting in A-rated bonds was predominantly composed of investments in Wisconsin issues, while the BBB weighting came primarily from our investments in Puerto Rico bonds, which we owned to keep the Fund fully invested at times when we were unable to find suitable Wisconsin issuance for the portfolio.

The Fund’s sector positioning was overweight among hospital bonds, as many issues in that category did relatively well. Tempering the favorable impact, however, was a negative contribution from our overweighting in single-family housing bonds. During periods of declining interest rates, housing bonds often underperform as many homeowners elect to prepay their mortgages before the bonds mature, thereby prematurely cutting off the securities’ income stream. Trading activity for the Wisconsin Fund was subdued, in large part because of relatively sparse issuance in the state. One significant area of activity included hospital bonds, which were strong performers during the past year. We were able to find several attractive new securities in this group and

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added to A-rated and BBB-rated issues. Another purchase included non-rated senior living center bonds. Much of the municipal bond issuance within Wisconsin is not “double exempt”, meaning not exempt from both federal and state income taxes. Because there is only a limited amount of fully tax-exempt bonds to purchase in Wisconsin, we often turn to securities issued by U.S. territories and bought several Puerto Rico bonds. As we mentioned earlier, U.S. territorial bonds are generally fully tax exempt for residents of all 50 states. In addition, we also swapped some of our existing Puerto Rico holdings, exchanging intermediate and shorter dated issues for longer dated bonds. To finance our purchases throughout the period, we typically relied on new shareholder investments into the portfolio, which enabled us to take advantage of timely buying opportunities and improve the Fund’s diversification.

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

The Nuveen Kentucky Municipal Bond Fund’s relative outperformance of the S&P National Municipal Bond Index was attributable to its favorable duration, or interest rate positioning. The Fund had greater representation of more interest rate sensitive, longer duration bonds as well as less exposure to shorter duration issues. This was a positive factor for the Fund’s results as longer duration securities benefited more than shorter duration issues in the declining interest rate environment of the past twelve months. On an individual basis, some of the portfolio’s longest duration holdings fared the best in this environment, including an inverse floating rate security and long dated zero coupon bonds. Because “inverse floaters” and “zeroes” tend to have long durations, their elevated sensitivity to rate movements added to performance. For the performance period, the tender option bonds (TOBs) in the Kentucky Fund contributed positively to performance.

A more modest source of outperformance came from our credit rating positioning, namely, the Fund was underweight in high quality bonds with AAA credit ratings while overweight in less creditworthy bonds with ratings of BBB. Given investors’ search for income amid low interest rates, bonds with higher yields but more credit risk were in demand. As such, the portfolio’s BBB-rated securities performed well for the Fund.

The Fund was hampered in sector terms by a small overweighting to pre-refunded bonds. These very high quality, short duration securities lagged in an environment in which investors preferred the opposite, lower quality, longer duration issues. That underperformance, however, was counterbalanced by good results from the Fund’s health care positioning.

During the past year, and especially in the latter half of the reporting period, our management approach was shaped by substantial bond call activity. In the low interest rate environment, issuers had a significant financial incentive to refinance their debt. As a number of the holdings in the portfolio were called, new cash flowed into the portfolio, in addition to new shareholder investments. Consequently, we were often in search of attractive new opportunities to invest those proceeds and keep the portfolio fully invested. To put this money to work, we were active in both the Kentucky new-issue market and the secondary tax-exempt bond market. Purchases ranged across a number of sectors, including dedicated tax bonds, appropriation bonds and water/sewer issues. Our

12	Nuveen Investments

acquisitions tended to feature intermediate and longer maturities and mid- to higher grade credit quality, reflecting the type of issuance that is most common in the state.

In contrast to the Kentucky Fund, the Nuveen Michigan Municipal Bond Fund lagged the national S&P Index, in part because of the effects of its large overweighting in pre-refunded bonds. These types of securities, as we mentioned, are very high in credit quality and short in duration. Neither characteristic was a desirable attribute in a market environment that favored lower quality, longer duration securities. On the positive side, our overweighting in health care bonds moderated some of that negative impact.

As with the Kentucky Fund, however, good duration positioning helped lift the Michigan Fund’s results. More specifically, the Fund’s overweighting in longer duration securities and corresponding underweighting in shorter-dated issues added to performance, as interest rates on longer bonds fell more than they did on their shorter dated counterparts. On an individual basis, some of our top performing securities were very long-duration holdings, including the Fund’s long dated zero coupon bonds and an inverse floater. The Fund’s credit rating positioning also added to relative performance. The portfolio was overweighted in bonds with BBB credit ratings and underweighted in AAA-rated bonds. Both stances were assets, given investors’ willingness to take on added credit risk in exchange for higher amounts of income in the low interest rate environment.

In managing the Michigan Fund, we initiated new purchases during the period through both the primary (new issue) and secondary municipal bond markets, and our portfolio additions favored bonds with intermediate and long durations, where we believed the best values along the yield curve were available and which best enabled us to achieve our preferred portfolio positioning. We invested in a broad mix of sectors, with new lower and mid-quality purchases including Michigan tobacco bonds and health care issues, while we added some higher quality Michigan general obligation debt to the portfolio as well.

Our purchase activity was driven in large part by bond calls, which provided us with a steady stream of cash requiring investment in order to keep the portfolio fully invested. New shareholder inflows gave us additional funds with which to purchase securities. While sales were very limited, we did sell some of our pre-refunded bonds.

As we mentioned, the Nuveen Ohio Municipal Bond Fund performed roughly in line with the national S&P Index, and the portfolio’s credit-quality positioning added to positive returns. Compared with other states, Ohio features a wide variety of lower rated supply to choose from, which enabled us to maintain an overweighting in BBB-rated and lower rated bonds, an advantage given the favorable conditions for those types of securities during the past twelve months. Relatedly, the portfolio was also underweight in the market’s highest quality AAA-rated bonds.

A lesser but still positive contributing factor was the Fund’s duration positioning. As with our other portfolios, the Fund was overweighted in long-maturity securities, including helpful long dated zero coupon bonds and inverse floating rate securities, while having less exposure to shorter dated issues. Our sector allocations produced mixed results. An overweighting in pre-refunded bonds hurt performance because of those securities’ very short maturities and very high credit quality. The Fund also benefited from its exposure to water/sewer bonds.

Nuveen Investments	13

As with the other two portfolios, call activity and to a lesser extent new investments from shareholders were the key drivers of our purchases during the period, as we sought to reinvest those proceeds in a timely manner. We had little need to sell portfolio holdings in order to make purchases, given the healthy amount of cash coming into the portfolio, and we were comfortable with the portfolio’s existing structure and saw no reason to make significant changes. Purchases during the period came from both the primary and, more often, the secondary municipal bond market and focused on intermediate and long dated bonds, depending on what was available when we had funds needing investment. With a generally healthy level of bond supply within the state, we were able to add a variety of Ohio positions to maintain our desired diversification across sectors, maturity ranges and credit quality.

Nuveen Missouri Municipal Bond Fund

The Nuveen Missouri Municipal Bond Fund’s outperformance of the S&P National Municipal Bond Index was primarily the result of its favorable credit quality positioning. Most notably, the Fund’s overweighting in BBB-rated and non-rated issues proved positive amid the favorable backdrop for lower rated, higher yielding investments, as investors were increasingly willing throughout the year to consider such lower rated securities in exchange for increased income in the low interest rate environment. Relatedly, the Fund’s smaller allocation to the highest rated tax-exempt securities in the Missouri market also added to results, given those securities’ relative underperformance. A lesser but still positive factor shaping the Fund’s strong results was its helpful duration positioning. The Fund was slightly more exposed to longer dated securities, which benefited significantly in the declining interest rate environment of the past twelve months. Similarly, compared with the index, the Fund’s underweighting in shorter maturity issues was advantageous, given their more subdued returns. In contrast, we saw extremely modest underperformance due to the portfolio’s underweighting of utility bonds, which performed well overall. This, however, was a very minor detraction in what was otherwise a positive reporting period for the Fund.

During the past twelve months, our management approach focused on staying the course rather than making substantial changes to the portfolio, which was well positioned going into the reporting period. We added a number of new securities to the portfolio, including Kansas City water revenue bonds rated Aa2/AA+ (Moody’s/S&P), Kansas City general obligation (GO) bonds rated Aa2/AA (Moody’s/S&P), Missouri Joint Municipal Electric Utility Commission bonds for the Missouri Public Energy Pool project rated A2/A (Moody’s/Fitch) and Branson School District GO bonds rated A+ (S&P). While these securities represented the major new purchases of the period, we added BBB-rated holdings when we felt they were available at reasonable prices. Most of our purchases, however, were centered on bonds with higher credit quality, as we wished to keep the Fund’s allocation to lower investment grade bonds close to its existing level.

The reporting period witnessed relatively strong demand for Missouri bonds, which periodically limited the supply of in-state securities available for investment. As such, we bought and subsequently added to our position in Puerto Rico sales tax bonds, which are generally fully tax exempt for Missouri residents, to keep the Fund fully invested when

14	Nuveen Investments

suitable Missouri bonds were scarce. Funding for these and other purchases came primarily from new shareholder investments into the portfolio, as well as the proceeds of bond calls and maturities.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

The Class C Shares of the Nuveen Kansas Municipal Bond Fund and the Class B and C Shares of the Nuveen Kentucky Municipal Bond Fund experienced two monthly dividend cuts. The Class I Shares of the Nuveen Michigan Municipal Bond Fund and Nuveen Missouri Municipal Bond Fund each saw one monthly dividend increase. The Class A and I Shares of the Nuveen Kansas Municipal Bond Fund, the Class A and I Shares of the Nuveen Kentucky Municipal Fund, the Class C Shares of the Nuveen Wisconsin Municipal Bond Fund, the Class B Shares of the Nuveen Missouri Municipal Bond Fund and the Class B Shares of Nuveen Ohio Municipal Bond Fund experienced one monthly dividend reduction. The Class I Shares of the Nuveen Missouri Municipal Bond Fund and all share classes of the Nuveen Wisconsin Municipal Bond Fund saw one monthly dividend increase. There were no other dividend changes during the twelve-month reporting period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2012, all of the Funds had positive UNII balances for tax purposes. As of May 31, 2012, Kentucky had a negative UNII balance, while all the other Funds had positive UNII balances for financial statement purposes.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.43%	5.83%	5.22%
Class A Shares at maximum Offering Price	7.75%	4.92%	4.77%
Standard & Poor’s (S&P) Kansas Municipal Bond Index*	10.35%	5.68%	5.48%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class C Shares	11.86%	5.26%	4.64%
Class I Shares	12.62%	6.04%	5.43%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.98%	5.93%	5.11%
Class A Shares at maximum Offering Price	7.23%	5.03%	4.66%
Class C Shares	11.32%	5.34%	4.53%
Class I Shares	12.18%	6.12%	5.31%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class C Shares	1.38%
Class I Shares	0.63%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.10%	5.24%	5.01%
Class A Shares at maximum Offering Price	6.42%	4.34%	4.56%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index*	11.84%	6.14%	5.01%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class B Shares w/o CDSC	10.20%	4.44%	4.38%
Class B Shares w/CDSC	6.20%	4.27%	4.38%
Class C Shares	10.44%	4.66%	4.44%
Class I Shares	11.24%	5.44%	5.22%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.38%	5.28%	4.90%
Class A Shares at maximum Offering Price	5.73%	4.38%	4.45%
Class B Shares w/o CDSC	9.58%	4.50%	4.27%
Class B Shares w/CDSC	5.58%	4.33%	4.27%
Class C Shares	9.82%	4.70%	4.32%
Class I Shares	10.61%	5.50%	5.10%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

-

Fund Performance and Expense Ratios (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.48%	4.97%	4.93%
Class A Shares at maximum Offering Price	5.80%	4.07%	4.47%
Standard & Poor’s (S&P) Michigan Municipal Bond Index*	11.42%	5.52%	5.41%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Michigan Municipal Debt Funds Classification Average*	10.35%	3.54%	4.44%

Class C Shares	9.81%	4.40%	4.35%
Class I Shares	10.59%	5.17%	5.13%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.88%	5.11%	4.81%
Class A Shares at maximum Offering Price	5.24%	4.21%	4.36%
Class C Shares	9.32%	4.54%	4.24%
Class I Shares	10.19%	5.33%	5.03%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.39%
Class I Shares	0.64%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	12.08%	5.46%	5.18%
Class A Shares at maximum Offering Price	7.36%	4.56%	4.73%
Standard & Poor’s (S&P) Missouri Municipal Bond Index*	10.52%	5.60%	5.55%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class B Shares w/o CDSC	11.24%	4.68%	4.56%
Class B Shares w/CDSC	7.24%	4.51%	4.56%
Class C Shares	11.50%	4.88%	4.60%
Class I Shares	12.28%	5.69%	5.38%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.94%	5.56%	5.07%
Class A Shares at maximum Offering Price	6.30%	4.66%	4.62%
Class B Shares w/o CDSC	10.11%	4.78%	4.45%
Class B Shares w/CDSC	6.11%	4.61%	4.45%
Class C Shares	10.37%	4.98%	4.50%
Class I Shares	11.15%	5.77%	5.28%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.77%	5.33%	5.08%
Class A Shares at maximum Offering Price	6.14%	4.43%	4.63%
Standard & Poor’s (S&P) Ohio Municipal Bond Index*	11.34%	4.97%	5.05%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Ohio Municipal Debt Funds Classification Average*	10.26%	4.21%	4.38%

Class B Shares w/o CDSC	10.00%	4.52%	4.46%
Class B Shares w/CDSC	6.00%	4.35%	4.46%
Class C Shares	10.13%	4.74%	4.50%
Class I Shares	10.94%	5.52%	5.29%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	9.97%	5.46%	4.99%
Class A Shares at maximum Offering Price	5.39%	4.56%	4.54%
Class B Shares w/o CDSC	9.10%	4.65%	4.37%
Class B Shares w/CDSC	5.10%	4.49%	4.37%
Class C Shares	9.34%	4.87%	4.41%
Class I Shares	10.13%	5.65%	5.19%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.96%	5.57%	5.01%
Class A Shares at maximum Offering Price	7.26%	4.67%	4.56%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index*	9.11%	5.77%	5.87%
Standard & Poor’s (S&P) Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	10.01%	4.61%	4.52%

Class C Shares	11.27%	4.98%	4.44%
Class I Shares	12.16%	5.80%	5.22%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	10.90%	5.70%	4.88%
Class A Shares at maximum Offering Price	6.27%	4.80%	4.43%
Class C Shares	10.23%	5.11%	4.32%
Class I Shares	11.11%	5.95%	5.09%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.87%
Class C Shares	1.42%
Class I Shares	0.67%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Yields as of May 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.54%	2.65%	3.93%
Class C Shares	3.16%	2.22%	3.29%
Class I Shares	3.89%	2.97%	4.41%

Nuveen Kentucky Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.68%	2.36%	3.49%
Class B Shares	3.11%	1.71%	2.53%
Class C Shares	3.32%	1.92%	2.84%
Class I Shares	4.05%	2.67%	3.94%

Nuveen Michigan Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.66%	2.41%	3.50%
Class C Shares	3.32%	1.97%	2.86%
Class I Shares	4.03%	2.72%	3.95%

Nuveen Missouri Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.90%	2.71%	4.00%
Class B Shares	3.34%	2.07%	3.06%
Class C Shares	3.55%	2.28%	3.37%
Class I Shares	4.28%	3.02%	4.46%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

30	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.83%	2.24%	3.29%
Class B Shares	3.29%	1.58%	2.32%
Class C Shares	3.50%	1.80%	2.64%
Class I Shares	4.22%	2.58%	3.79%

Nuveen Wisconsin Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.47%	2.70%	4.02%
Class C Shares	3.08%	2.28%	3.40%
Class I Shares	3.83%	3.02%	4.50%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	31

Holding Summaries as of May 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	25.4%
Health Care	24.1%
Tax Obligation/General	14.1%
Utilities	13.2%
Water and Sewer	6.0%
Long-Term Care	5.0%
Other	12.2%

Portfolio Composition[1]
Tax Obligation/Limited	25.1%
Health Care	18.2%
Utilities	17.9%
Water and Sewer	12.0%
U.S. Guaranteed	10.3%
Transportation	4.6%
Other	11.9%

Portfolio Composition[1]
Tax Obligation/General	38.8%
Water and Sewer	13.9%
U.S. Guaranteed	11.7%
Tax Obligation/Limited	11.5%
Health Care	11.4%
Other	12.7%

Portfolio Composition[1]
Tax Obligation/Limited	23.6%
Health Care	21.9%
Tax Obligation/General	10.1%
U.S. Guaranteed	7.5%
Long-Term Care	7.1%
Education and Civic Organizations	7.0%
Utilities	6.8%
Water and Sewer	6.3%
Other	9.7%

1	As a percentage of total investments as of May 31, 2012. Holdings are subject to change.

32	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	17.5%
Tax Obligation/Limited	17.0%
Health Care	15.7%
U.S. Guaranteed	10.7%
Education and Civic Organizations	8.6%
Water and Sewer	7.7%
Utilities	7.3%
Consumer Staples	4.9%
Other	10.6%

Portfolio Composition[1]
Tax Obligation/Limited	50.6%
Health Care	19.2%
Education and Civic Organizations	7.7%
Utilities	5.5%
Water and Sewer	3.4%
Other	13.6%

1	As a percentage of total investments as of May 31, 2012. Holdings are subject to change.

Nuveen Investments	33

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Kansas

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,073.90	$1,071.20	$1,075.70	$1,020.85	$1,018.15	$1,021.85
Expenses Incurred During Period	$4.30	$7.09	$3.27	$4.19	$6.91	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.37% and .63% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Kentucky

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,065.10	$1,061.20	$1,062.30	$1,066.20	$1,021.00	$1,017.20	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.13	$8.04	$6.96	$3.10	$4.04	$7.87	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.56%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Michigan

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,059.10	$1,056.40	$1,060.20	$1,020.80	$1,018.05	$1,021.80
Expenses Incurred During Period	$4.32	$7.15	$3.30	$4.24	$7.01	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.39% and .64% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

34	Nuveen Investments

Missouri

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,068.10	$1,064.10	$1,065.40	$1,069.10	$1,020.80	$1,017.00	$1,018.05	$1,021.95
Expenses Incurred During Period	$4.34	$8.26	$7.18	$3.16	$4.24	$8.07	$7.01	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.60%, 1.39% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Ohio

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,062.60	$1,059.00	$1,059.20	$1,063.00	$1,020.90	$1,017.10	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.23	$8.13	$7.05	$3.20	$4.14	$7.97	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.58%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Wisconsin

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/12)	$1,066.50	$1,062.80	$1,067.50	$1,020.65	$1,017.90	$1,021.65
Expenses Incurred During Period	$4.49	$7.32	$3.46	$4.39	$7.16	$3.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.42% and .67% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	35

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on February 16, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

	Missouri Tax Free Fund	Ohio Tax Free Fund
To approve an Agreement and Plan of Reorganization
For	11,414,020	4,452,985
Against	82,149	2,030
Abstain	33,555	16,722
Total	11,529,724	4,471,737

36	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust IV:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Kansas Municipal Bond Fund, Nuveen Kentucky Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund, Nuveen Ohio Municipal Bond Fund, and Nuveen Wisconsin Municipal Bond Fund (each a series of the Nuveen Multistate Trust IV, hereinafter referred to as the “Funds”) at May 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 26, 2012

Nuveen Investments	37

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.7%

$1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	$1,530,671
	Education and Civic Organizations – 4.0%

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,328,232

2,950	Kansas Development Finance Authority, Refunding Revenue Bonds, University of Kansas Center for Research Inc. Project, Series 2012-E1, 4.000%, 2/01/24	2/20 at 100.00	Aa1	3,235,737

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	765,315
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,566,711

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,828,260
7,965	Total Education and Civic Organizations			8,724,255
	Health Care – 24.6%

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	AA–	9,963,243

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	AA–	2,619,048

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,807,747

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,258,535

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,274,150

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,173,860

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,075,727

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 – RAAI Insured	12/12 at 100.00	BBB–	1,299,636

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,010	5.000%, 1/01/20	No Opt. Call	AA	1,211,586
1,000	5.000%, 1/01/23	1/20 at 100.00	AA	1,159,350
1,515	5.000%, 1/01/40 (UB) (4)	1/20 at 100.00	AA	1,629,110

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.805%, 1/01/18 (IF) (4)	No Opt. Call	AA	2,277,048

2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	2,952,714

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,627,500
500	5.125%, 7/01/36	7/16 at 100.00	A1	518,025

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	3,002,910

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,073,070

500	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2012A, 4.000%, 9/01/30	9/21 at 100.00	A+	506,740

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	775,770

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	AA–	$4,386,560
49,055	Total Health Care			53,592,329
	Housing/Single Family – 2.7%

1,945	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	1,991,213

1,665	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	1,712,436

65	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	65,374

1,950	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,047,500
5,625	Total Housing/Single Family			5,816,523
	Industrials – 1.3%

2,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	BBB–	2,032,229

825	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	8/12 at 100.00	AA–	827,772
2,850	Total Industrials			2,860,001
	Long-Term Care – 5.1%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,289,281

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,289,253
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,084,754

1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,901,810

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	11/12 at 100.00	N/R	1,961,120

1,500	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,538,745
10,975	Total Long-Term Care			11,064,963
	Tax Obligation/General – 12.8%

4,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	4,243,520

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,017,750

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	2,202,980

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	BBB	67,979

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,558,900

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,861,595

2,000	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding and Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	A+	2,403,300

Nuveen Investments	39

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,100	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	Baa1	$1,277,199

1,900	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1	1,906,650

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA–	3,435,480

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA–	599,135

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,472,998
24,400	Total Tax Obligation/General			28,047,486
	Tax Obligation/Limited – 25.9%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	1,123,760

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	949,428

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	1,074,550

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	2,031,666
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,237,877
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,787,565
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,348,234
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,409,217

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,281,324

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
2,750	5.000%, 7/01/30	7/17 at 100.00	A1	2,994,585
1,240	5.000%, 7/01/32	7/17 at 100.00	A1	1,340,589

990	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	1,044,509

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,825,290

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – AGM Insured	10/12 at 100.00	AA	507,130

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,214,647

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,507,526

	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K:
4,900	5.000%, 12/01/20	12/19 at 100.00	AA	5,929,343
2,700	4.000%, 12/01/22	12/19 at 100.00	AA	2,991,573

460	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	10/12 at 100.00	AA	461,564

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA	1,252,482

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	Baa3	4,757,850

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
$935	5.200%, 4/01/20	No Opt. Call	BBB		$1,063,899
1,350	5.900%, 4/01/32	4/20 at 100.00	BBB		1,490,859

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46,	7/16 at 100.00	BBB+		3,014,610

1,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		1,630,646

7,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/56	No Opt. Call	Aa2		575,550

1,830	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/12 at 100.00	BBB+		1,836,131

1,150	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2		1,224,520

845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–		896,139

4,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		2,762,360
60,585	Total Tax Obligation/Limited				56,565,423
	Transportation – 1.3%

1,750	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 4.000%, 9/01/26 (WI/DD, Settling 6/07/12)	9/20 at 100.00	AA–		1,898,033

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		985,550
2,695	Total Transportation				2,883,583
	U.S. Guaranteed – 2.4% (5)

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12) – AMBAC Insured	8/12 at 100.00	N/R	(5)	1,012,980

2,010	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/23 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2	(5)	2,129,796

1,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23 (Pre-refunded 11/01/12)	11/12 at 100.00	AAA		1,020,040

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	11/12 at 100.00	N/R	(5)	1,127,110
5,025	Total U.S. Guaranteed				5,289,926
	Utilities – 13.5%

2,235	Burlington, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Refunding Series 2004A, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3		2,309,135

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
1,395	5.000%, 12/01/22	No Opt. Call	Baa1		1,557,141
1,265	5.000%, 12/01/23	12/22 at 100.00	Baa1		1,398,888
2,575	5.000%, 12/01/31	12/20 at 100.00	Baa1		2,720,050

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+		3,048,480

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–		1,076,550
9,265	5.000%, 9/01/32 – AGM Insured	9/14 at 100.00	AA–		9,938,566

Nuveen Investments	41

Portfolio of Investments

Nuveen Kansas Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
$1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	$1,236,970
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,396,810

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,759,279

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	11/12 at 100.00	BBB	1,003,250
27,345	Total Utilities			29,445,119
	Water and Sewer – 6.2%

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	2,039,100

3,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund,State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA	3,164,640

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,068,320

2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	Baa2	2,014,699

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,369,039

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,787,624
12,500	Total Water and Sewer			13,443,422
210,555	Total Long-Term Investments (cost $203,579,598) – 100.5%			219,263,701
	SHORT-TERM INVESTMENTS – 1.6%

	Tax Obligation/General – 1.6%

3,400	Wichita, Kansas, General Obligation Bonds, Variable Rate Demand Obligations, Renewal and Improvement Temporary Notes, Series 2011-248, 0.300%, 8/15/13 (6)	8/12 at 100.00	SP-1+	3,400,340
$3,400	Total Short-Term Investments (cost $3,399,100)			3,400,340
	Total Investments ($206,978,698) – 102.1%			222,664,041
	Floating Rate Obligations – (4.3)%			(9,420,000)
	Other Assets Less Liabilities – 2.2%			4,908,692
	Net Assets – 100%			$218,152,733

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.5%

$25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$1,789,250

4,820	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	4,810,842
29,820	Total Consumer Staples			6,600,092
	Education and Civic Organizations – 4.5%

3,690	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	9/12 at 100.00	N/R	3,693,100

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,030,250

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,137,340

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,919,797
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	3,111,480
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	5,153,514

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,621,740

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,072,700
17,945	Total Education and Civic Organizations			19,739,921
	Health Care – 17.9%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA–	3,612,202

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,172,480
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,603,332

540	Kentucky Economic Development Finance Authority , Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a Kings Daughters Medical Center Project, Series 2010A, 5.000%, 2/01/40	2/20 at 100.00	A+	567,853

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,825	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,410,684
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	190,809
3,375	6.500%, 3/01/45	6/20 at 100.00	BBB+	3,923,978

7,005	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	AA–	7,964,405

6,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	AA–	6,941,870

5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A, 5.500%, 5/01/39	5/19 at 100.00	AA–	5,549,450

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	10/12 at 100.00	BB	3,502,590
1,495	5.875%, 10/01/22	10/12 at 100.00	BB	1,495,419

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	6,825,560

7,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,187,760

Nuveen Investments	43

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	$2,230,866

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,663,808

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A–	1,028,100
73,805	Total Health Care			78,871,166
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,253,998
	Housing/Single Family – 2.6%

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	157,896
485	3.000%, 7/01/21	No Opt. Call	AAA	510,647
705	3.100%, 7/01/22	7/21 at 100.00	AAA	745,347
360	3.300%, 1/01/23	7/21 at 100.00	AAA	379,966
595	3.300%, 7/01/23	7/21 at 100.00	AAA	627,999
610	3.625%, 1/01/25	7/21 at 100.00	AAA	643,337

535	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	535,669

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	706,158

45	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008D, 5.650%, 7/01/38 (Alternative Minimum Tax)	7/17 at 100.00	AAA	47,542

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E:
50	5.375%, 7/01/33	1/18 at 100.00	AAA	53,797
100	5.450%, 7/01/38	1/18 at 100.00	AAA	106,313

625	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009A, 5.750%, 7/01/39	1/19 at 100.00	AAA	684,706

4,585	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	4,908,747

1,145	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	1,216,780
10,665	Total Housing/Single Family			11,324,904
	Long-Term Care – 0.5%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,283,095
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	10/12 at 100.00	BBB	2,821,325
	Tax Obligation/General – 1.8%

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,192,589
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,770,476
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,425,469

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AAA	1,317,153
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AAA	1,102,220
7,075	Total Tax Obligation/General			7,807,907

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 24.7%

$3,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$3,276,881

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
425	5.850%, 6/01/20	12/12 at 100.00	AA	426,165
895	6.000%, 6/01/30	12/12 at 100.00	AA	896,647

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,217,070

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,171,620

2,440	Kentucky Asset/Liability Commission, General Fund Revenue, Project Notes – Federal Highway Trust Fund First Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	AA	2,683,073

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	2,163,896
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	3,808,076
4,430	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	4,835,567
8,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	9,736,349

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA–	32,763
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA–	45,372
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	2,470,780
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA–	2,518,725

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.020%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	7,193,800

	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004:
1,430	5.250%, 11/01/13 – NPFG Insured	No Opt. Call	BBB	1,513,927
2,365	5.250%, 11/01/14 – NPFG Insured	No Opt. Call	BBB	2,585,323

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	AA–	1,051,730

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,025	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,434,982
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	Aa3	151,864

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	2,260,300

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA–	2,870,850
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	2,857,775

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,494,760

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA+	2,179,062

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
4,000	5.000%, 7/01/30	7/22 at 100.00	AA+	4,739,360
2,000	5.000%, 7/01/31	7/22 at 100.00	AA+	2,356,260

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,377,909
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,651,350

Nuveen Investments	45

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+		$28,153

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+		3,220,919

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3		2,249,067

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3		3,418,470

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA–		1,837,889

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – NPFG Insured	5/14 at 100.00	Aa3		1,311,143
1,635	5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3		1,742,861
1,715	5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,828,139

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B		574,190

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	Baa1		1,009,760

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/25	No Opt. Call	Baa1		1,118,550

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		3,466,428

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		7,280,700

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–		1,077,115
127,295	Total Tax Obligation/Limited				109,165,620
	Transportation – 4.5%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	10/12 at 100.00	BBB		5,007,600
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	BBB		2,224,237

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A–		5,144,056

980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A–		1,004,696

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–		1,023,730

5,480	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	9/12 at 100.00	Baa3		5,481,041
19,745	Total Transportation				19,885,360
	U.S. Guaranteed – 10.1% (4)

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3	(4)	1,425,347

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3	(4)	1,589,210
2,580	5.000%, 5/01/21 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3	(4)	2,808,330

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	Aa3	(4)	$1,497,845

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3	(4)	1,333,789
1,255	5.000%, 6/01/22 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3	(4)	1,372,054

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3	(4)	2,310,045
3,510	5.000%, 6/01/18 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3	(4)	3,833,692
3,690	5.000%, 6/01/19 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3	(4)	4,030,292

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	Aa2	(4)	3,195,048

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A+	(4)	5,316,950

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3	(4)	1,560,359
1,585	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3	(4)	1,729,489

2,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 (Pre-refunded 10/01/12) – FGIC Insured	10/12 at 100.00	AA+	(4)	2,032,140

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa		2,201,477

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	Aaa		411,644

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA–	(4)	349,875
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+	(4)	3,934,305

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3	(4)	1,480,360

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	Aa3	(4)	2,389,713
40,095	Total U.S. Guaranteed				44,801,964
	Utilities – 17.6%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	A3		1,213,094

6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		6,561,420

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–		4,238,960
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A–		4,915,606
7,535	5.250%, 9/01/42 – NPFG Insured (UB)	9/17 at 100.00	AA+		8,590,051

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 18.504%, 9/01/42 – NPFG Insured (IF)	9/17 at 100.00	AA+		3,899,800

Nuveen Investments	47

Portfolio of Investments

Nuveen Kentucky Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,275	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17) (WI/DD, Settling 6/01/12)	No Opt. Call	A–	$1,277,015

4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	N/R	4,036,680

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
3,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3	3,559,623
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,089,776
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	11,510,485

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3	3,523,634
45	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3	50,242
8,595	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	9,444,186

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+	3,405,631

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	BBB+	4,220,223
74,580	Total Utilities			77,536,426
	Water and Sewer – 11.8%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
100	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	117,325
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,378,329

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,265,570

915	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	8/12 at 101.00	A+	926,693

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,894,371
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,630,765

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A:
7,500	5.000%, 5/15/28	11/21 at 100.00	AA	8,790,899
3,000	5.000%, 5/15/34	11/21 at 100.00	AA	3,417,839

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
5,405	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA	5,832,535
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA	808,604

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,335,519

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	5,276,994

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	5,326,799

3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	Baa2	3,022,049
46,510	Total Water and Sewer			52,024,291
$453,635	Total Investments (cost $398,829,785) – 98.4%			434,116,069
	Floating Rate Obligations – (1.3)%			(5,650,000)
	Other Assets Less Liabilities – 2.9%			12,487,579
	Net Assets – 100%			$440,953,648

48	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.7%

$7,095	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB+	$6,940,896

730	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	728,613
7,825	Total Consumer Staples			7,669,509
	Education and Civic Organizations – 1.7%

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	901,546

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,009,220

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	566,945

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,100,850
3,330	Total Education and Civic Organizations			3,578,561
	Health Care – 11.2%

2,000	Grand Traverse County Hospital Financal Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	2,136,080

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	481,662

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,373,437
365	5.000%, 1/15/42	1/22 at 100.00	AA	393,747

1,250	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012, 5.000%, 11/01/42	11/22 at 100.00	A	1,333,088

2,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	2,175,740

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,656,730

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 –AGC Insured	6/19 at 100.00	AA–	1,117,440

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/13 at 100.00	A–	1,010,880

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,411,438
50	5.000%, 5/15/34	5/15 at 100.00	Baa3	49,020

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	2,040,380

1,550	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,746,029

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,536,408

1,755	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 – NPFG Insured	11/12 at 100.00	A1	1,756,264
21,455	Total Health Care			23,218,343

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.3%

$1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	$1,237,776

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,349,631

1,335	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	1,193,730
4,710	Total Housing/Multifamily			4,781,137
	Tax Obligation/General – 38.0%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	818,333

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	761,944

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	871,416

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA–	1,624,377

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,062,891

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,114,140
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,262,871
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,062,190

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.812%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,239,140

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,007,824

1,450	City of Jackson, County of Jackson, State of Michigan, Downtown Development Bonds, Series 2001, General Obligation Limited Tax, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	986,464

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
500	5.500%, 2/01/17 – FGIC Insured	8/12 at 100.00	BBB+	501,365
11,000	5.250%, 2/01/27 – FGIC Insured	8/12 at 100.00	BBB+	11,016,717

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AA–	1,295,858

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	489,638

2,615	Hazel Park School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.750%, 5/01/30 – AGM Insured	5/21 at 100.00	AA–	2,831,156

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	53,188

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,199,030

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,833,053

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,356,742

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – NPFG Insured	5/13 at 100.00	AA	1,351,948

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	890,014

Nuveen Investments	51

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$410	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	$461,418

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,152,670

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunidng Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,222,830

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	411,999

140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	145,152

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	550,235
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,280,340

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,501,178

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	905,420
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	893,479

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,256,057

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,345,160

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 10.888%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,211,568

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	171,320

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	522,800

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,539,202

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,501,032

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,651,222

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,443,569

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	Aa2	1,655,085

975	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,109,687

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	1,266,967

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA–	2,137,102

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	2,936,329

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	6,414,877

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3		$3,526,974
73,868	Total Tax Obligation/General				78,843,971
	Tax Obligation/Limited – 11.3%

1,045	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A		1,133,888

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	BBB		3,205,972
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	BBB		2,508,714

1,455	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	A–		1,508,777

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3		4,801,939

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA–		1,462,380
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA–		691,560
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		4,173,246

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		2,109,920

700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+		799,330

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+		1,073,940
26,340	Total Tax Obligation/Limited				23,469,666
	Transportation – 0.6%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA		53,620

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A		1,126,030
1,050	Total Transportation				1,179,650
	U.S. Guaranteed – 11.4% (4)

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	2,633,231

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2	(4)	2,133,820

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2	(4)	1,089,510

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	2,995,960

3,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	3,502,258

2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	2,081,240

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C:
125	5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	Aa2	(4)	128,245
1,375	5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	AA	(4)	1,410,571

1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+	(4)	1,131,000

Nuveen Investments	53

Portfolio of Investments

Nuveen Michigan Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Michigan Technological University, General Revenue Bonds, Series 2004A:
$1,230	5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	$1,307,121
1,740	5.000%, 10/01/29 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	1,849,098

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989N, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	BBB+	(4)	3,450,720
24,325	Total U.S. Guaranteed				23,712,774
	Utilities – 4.2%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–		1,034,330

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–		192,334
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–		2,306,684

	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 4700:
800	17.590%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		1,198,464
250	17.744%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		374,520

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–		2,245,140

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2		1,342,380
7,355	Total Utilities				8,693,852
	Water and Sewer – 13.7%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+		2,521,771

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+		3,487,909

2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+		3,005,132

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+		4,252,640

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+		160,944
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+		3,768,660

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA		2,200,840

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2		1,748,890

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA		430,324

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA		4,444,887

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA		1,169,840

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A		553,765

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA–		546,255
27,555	Total Water and Sewer				28,291,857
$197,813	Total Investments (cost $186,089,395) – 98.1%				203,439,320
	Other Assets Less Liabilities – 1.9%				4,044,232
	Net Assets – 100%				$207,483,552

54	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.0%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	11/12 at 100.00	AA–	$3,004,770

8,790	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	10,693,387
11,790	Total Consumer Staples			13,698,157
	Education and Civic Organizations – 6.9%

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33	11/17 at 100.00	AA+	1,134,950

1,025	Kansas City Metropolitan Junior College District Certificates of Participation, Missouri, Series 2008, 4.500%, 7/01/21	7/17 at 100.00	Aa2	1,147,201

1,000	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	1,053,580

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,347,701

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,738,588

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,249,183

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	1,682,370

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB	2,817,400
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB	1,448,239

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	12/12 at 100.00	Aa2	901,998

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,471,660

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,195,540

2,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	3,045,172

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,632,200

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,870,290

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	909,600
28,495	Total Education and Civic Organizations			31,645,672
	Health Care – 21.7%

2,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,149,360

1,025	Boone County, Missouri, Hospital Revenue Bonds, Series 2002, 5.050%, 8/01/20	8/12 at 100.00	A	1,028,454

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	276,730
200	5.125%, 6/01/24	6/19 at 100.00	AA–	218,892
500	5.500%, 6/01/29	6/19 at 100.00	AA–	546,195
4,150	5.750%, 6/01/39	6/19 at 100.00	AA–	4,585,626

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$245	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2002, 5.625%, 6/01/22	6/12 at 100.00	BBB+	$245,345

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,517,088
2,500	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,511,525

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,558,800
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,084,053

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,165,000
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	4,565,430

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,209,477
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,081,790

850	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.375%, 9/01/19	9/13 at 102.00	BBB+	889,219

1,835	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	1,902,546

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004:
2,000	5.500%, 2/15/24	2/15 at 102.00	BBB+	2,106,240
1,250	5.500%, 2/15/29	2/15 at 102.00	BBB+	1,301,050

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	861,520

2,800	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	3,049,900

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011:
365	3.000%, 11/01/17	No Opt. Call	A3	369,154
575	3.250%, 11/01/18	No Opt. Call	A3	586,023
2,160	5.000%, 11/01/27	11/20 at 100.00	A3	2,339,820

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,238,800

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA–	2,227,480

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
485	5.250%, 11/15/25	11/20 at 100.00	A+	552,012
2,525	5.000%, 11/15/30	11/20 at 100.00	A+	2,758,563
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,072,240

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	1,035,860

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,111,830

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
685	5.250%, 2/15/18	8/12 at 100.00	BBB+	686,110
1,300	5.250%, 2/15/28	8/12 at 100.00	BBB+	1,300,637

Nuveen Investments	57

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Jefferson Memorial Hospital Obligated Group, Refunding and Improvement Series 2004, 5.000%, 8/15/19 – RAAI Insured	8/14 at 100.00	Baa2	$2,373,186

2,770	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,847,671

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,650	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A2	1,431,210
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,173,667
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	2,762,760

2,010	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	2,144,429

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,668,540
3,000	5.000%, 6/01/34	6/20 at 100.00	AA–	3,297,360

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,729,121

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,083,700

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,000,160

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	4,993,809

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
125	4.250%, 11/15/14	No Opt. Call	N/R	126,921
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,337,846
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,345,868
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,492,542

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	11/12 at 100.00	BB	2,712,499
97,325	Total Health Care			98,654,058
	Housing/Multifamily – 1.0%

1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aaa	1,394,838

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
163	6.200%, 5/20/19	5/17 at 100.00	Aaa	175,476
975	6.300%, 5/20/37	5/17 at 100.00	Aaa	1,024,637

1,840	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	10/12 at 100.00	N/R	1,805,923
4,268	Total Housing/Multifamily			4,400,874
	Housing/Single Family – 0.8%

565	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	Aaa	579,826

435	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	445,122

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$230	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	$235,837

835	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	864,359

1,275	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	1,325,133

305	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	318,813
3,645	Total Housing/Single Family			3,769,090
	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	1,235,040
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	396,185
2,000	Total Industrials			1,631,225
	Long-Term Care – 7.0%

	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004:
2,000	5.250%, 2/01/24	2/14 at 100.00	BBB+	2,031,480
2,250	5.500%, 2/01/35	2/14 at 100.00	BBB+	2,283,593

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
1,000	5.500%, 5/15/17	No Opt. Call	BBB–	1,098,840
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,088,240

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	11/12 at 100.00	N/R	4,030,105

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,035	5.000%, 8/15/14	No Opt. Call	BBB–	1,081,296
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,499,130
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,485,787

1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	1,699,783

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,000	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,100,500
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,031,738

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	2,129,484

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
325	4.875%, 2/01/18	2/17 at 100.00	BBB+	348,238
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	1,980,040

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB	731,136
4,000	5.500%, 9/01/28	9/17 at 100.00	BBB	4,093,800
31,060	Total Long-Term Care			31,713,190

Nuveen Investments	59

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 0.4%

$2,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	$1,958,860
	Tax Obligation/General – 10.0%

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,280,552
1,245	5.000%, 3/01/30	3/21 at 100.00	A+	1,414,283
1,000	4.750%, 3/01/31	3/21 at 100.00	A+	1,122,710

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	947,334

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
270	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	285,706
1,095	3.750%, 3/01/31	3/22 at 100.00	A+	1,122,233
2,400	4.375%, 3/01/32	3/22 at 100.00	A+	2,562,888

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Refunding & Improvement, Missouri Direct Deposit Program, Series 2012, 4.000%, 3/01/31	3/22 at 100.00	AA+	2,158,260

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,539,510

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,253,080

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,114,270

500	Jefferson City School District, Missouri, General Obligation Bonds, Series 2007, 5.000%, 3/01/20 – NPFG Insured	3/17 at 100.00	AA+	576,185

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,143,408
200	4.500%, 2/01/28	2/22 at 100.00	AA	228,886

495	Manchester, Missouri, General Obligation Bonds, Refunding Series 2012, 2.000%, 3/01/13	No Opt. Call	AA–	500,529

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA–	2,176,720

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA–	1,132,496
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA–	1,186,951
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	691,256

1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,413,688

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,437,569

605	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	661,912

685	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	731,477

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	219,698

2,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.500%, 7/01/39	7/22 at 100.00	Baa1	2,085,600

1,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	1,048,430

690	Richmond Heights, Missouri, General Obligation Bonds, Manhasset Village Nieghboorhood, Series 2006, 4.500%, 4/01/26	4/14 at 100.00	N/R	731,483

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2009, 5.000%, 3/01/27	3/19 at 100.00	AA+	$1,146,530

	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B:
2,500	4.000%, 4/01/25	4/21 at 100.00	AA+	2,734,900
1,000	4.000%, 4/01/27	4/21 at 100.00	AA+	1,072,480

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
1,225	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	1,264,445
2,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	2,063,460
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,287,550

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,486,898

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Improvement and Refunding Bonds, Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	2,590,300
44,215	Total Tax Obligation/General			45,413,677
	Tax Obligation/Limited – 23.3%

	Arnold, Missouri, Certificates of Participation, Series 2012:
250	2.000%, 8/15/13 (WI/DD, Settling 6/14/12)	No Opt. Call	A+	253,803
505	2.000%, 8/15/14 (WI/DD, Settling 6/14/12)	No Opt. Call	A+	514,640
835	3.500%, 8/15/29 (WI/DD, Settling 6/14/12)	8/19 at 100.00	A+	821,273

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	Baa2	645,582
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	Baa2	263,778

355	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A	383,915

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
1,290	5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,435,460
1,000	5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	1,084,000

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,127,944

	Columbia, Missouri, Special Obligation Bonds, Electric Utility Project – Annual Appropriation Obligation, Series 2012D:
1,005	3.000%, 10/01/24	10/20 at 100.00	AA	1,018,698
950	3.000%, 10/01/25	10/20 at 100.00	AA	953,601
1,360	3.250%, 10/01/28	10/20 at 100.00	AA	1,365,399

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	204,928
2,120	5.250%, 8/01/31	8/14 at 100.00	N/R	2,156,061

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	BBB	1,060,088

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,000	5.000%, 4/01/14	No Opt. Call	BBB+	1,057,620
550	4.500%, 4/01/21	4/14 at 100.00	BBB+	564,619

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,394,843

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	575,082

2,270	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42 (WI/DD, Settling 6/06/12)	1/22 at 100.00	A	2,440,727

Nuveen Investments	61

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
$340	4.375%, 11/01/17	11/13 at 100.00	A+	$349,452
715	4.500%, 11/01/22	11/13 at 100.00	A+	725,704

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	566,176
445	4.500%, 3/01/18	3/16 at 100.00	A+	487,030

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,066,289

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 – AMBAC Insured	12/16 at 100.00	Aa3	3,275,640

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	1,020,321

	Kansas City Industrial Development Authority, Missouri, Infrastructure Revenue Bonds, NNSA National Security Campus Project, MoDot Funded Transportation Improvements, Series 2010:
1,250	4.000%, 9/01/13	No Opt. Call	N/R	1,272,663
670	4.000%, 9/01/14	No Opt. Call	N/R	688,794

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,067,700

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,423,798

1,000	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	1,043,730

610	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	635,089

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,168,295

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,615,260

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	BBB	3,969,382

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	5,057,071

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,072,320

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	2,382,377

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,065,390

1,010	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Eastland Center Project, Refunding Series 2007A, 4.250%, 4/01/15	No Opt. Call	A–	1,078,609

1,000	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27	10/13 at 100.00	AA+	1,051,060

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	9/12 at 100.00	A	451,638

1,000	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2010, 3.000%, 3/01/18	3/17 at 100.00	A–	1,063,820

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,023,280

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/13 at 101.00	N/R	$3,398,690

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R	1,015,070

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/17	7/15 at 100.00	Baa1	1,069,760

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	Baa1	3,367,740

3,540	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,992,412

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	268,640

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,660	6.000%, 8/01/39	8/20 at 100.00	A+	1,897,330
1,265	5.250%, 8/01/41	8/20 at 100.00	A+	1,343,822

1,070	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	1,135,859

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	3,146,059
8,935	0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2	1,678,172

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,054,000

1,400	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,440,782

2,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	2,292,258

1,150	Saint Charles, Missouri, Certificates of Participation, Series 2012, 2.000%, 5/01/13	No Opt. Call	A1	1,164,214

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	A	547,990
390	4.750%, 4/01/21	4/17 at 100.00	A	425,396

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA–	557,920
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA–	522,810
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA–	494,580
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA–	461,700

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aa3	1,951,049

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	6/12 at 100.00	N/R	2,055,000

4,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	4,789,890

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R	660,040
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,588,432

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,786,986

Nuveen Investments	63

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A		$2,742,798

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA–		1,697,016

520	Union, Missouri, Certificates of Participation, Series 2006A, 5.200%, 7/01/23	7/14 at 100.00	N/R		534,435
126,095	Total Tax Obligation/Limited				106,023,799
	Transportation – 4.0%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.50	A		2,012,700

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	9/12 at 100.00	N/R		1,000,570
2,400	7.050%, 9/01/24	9/12 at 100.00	N/R		2,399,952

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–		2,327,860

3,100	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–		3,581,988

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA–		1,142,681
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–		2,190,200

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
2,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA–		2,556,183
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA–		1,037,660
16,985	Total Transportation				18,249,794
	U.S. Guaranteed – 7.4% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa		4,434,525

	Columbia, Misouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA	(4)	486,256
445	5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	AA	(4)	540,960
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA	(4)	611,070

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	AA–	(4)	2,753,550

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	1,015,990

2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA		2,549,700

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	A+	(4)	3,208,290

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA–	(4)	4,476,800

1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	AAA		1,531,365

	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson City, Series 2003A:
1,000	5.000%, 12/01/17 (Pre-refunded 12/01/12)	12/12 at 100.00	A	(4)	1,023,810
755	5.375%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 100.00	A	(4)	774,396

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
$1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	$924,160
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,440,648
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	1,832,968

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/13) – SYNCORA GTY Insured	4/13 at 100.00	N/R	(4)	1,239,813

3,905	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	4,391,758

500	St. Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Series 2003, 6.625%, 11/15/35 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	544,740
33,120	Total U.S. Guaranteed				33,780,799
	Utilities – 6.7%

375	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA–		419,700

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38	No Opt. Call	BBB		3,105,030

1,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 5.000%, 1/01/28 – AMBAC Insured	1/16 at 100.00	A2		1,073,250

	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006:
1,500	5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–		1,652,370
395	5.000%, 1/01/17 – NPFG Insured	1/16 at 100.00	A–		431,261
285	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	A–		306,583
4,720	5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A–		4,892,705

2,005	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2		2,287,906

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
285	4.000%, 1/01/17	No Opt. Call	A2		315,709
2,200	5.000%, 1/01/32	1/21 at 100.00	A2		2,390,916
2,000	5.000%, 1/01/37	1/21 at 100.00	A2		2,132,800

	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A:
500	5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A3		565,595
1,010	5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A3		1,065,944

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+		2,289,500

3,035	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+		3,122,408

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	BBB+		1,091,390

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	BBB		3,261,553
28,340	Total Utilities				30,404,620
	Water and Sewer – 6.2%

	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A:
250	3.250%, 1/01/25	1/20 at 100.00	A+		250,748
725	3.375%, 1/01/26	1/20 at 100.00	A+		731,518

Nuveen Investments	65

Portfolio of Investments

Nuveen Missouri Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	$1,678,365

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,390,975

	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010:
745	4.125%, 12/01/24	12/17 at 100.00	A+	797,783
500	4.250%, 12/01/25	12/17 at 100.00	A+	537,645

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,279,140

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	575,385

4,600	Kansas City, Missouri, Water Revenue Bonds, Series 2012A, 4.500%, 12/01/36	12/21 at 100.00	AA+	5,049,006

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,614,735

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	570,135

2,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–	2,695,966

500	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	11/14 at 100.00	A–	525,660

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A	1,053,270

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	3,047,427

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	7/12 at 100.00	Aaa	471,757

410	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	459,896

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,215,419

65	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program - Multi-Participants, Series 1998B, 5.250%, 1/01/15	7/12 at 100.00	Aaa	65,263

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,121,397

	Sedalia, Missouri, Water Revenue Bonds, Series 2012:
345	2.000%, 3/15/13 – AGM Insured	No Opt. Call	AA–	348,918
375	2.000%, 3/15/14 – AGM Insured	No Opt. Call	AA–	383,249

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	616,177
26,580	Total Water and Sewer			28,479,834
$455,918	Total Investments (cost $417,222,609) – 98.8%			449,823,649
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 1.7%			7,462,850
	Net Assets – 100%			$455,061,499

66	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	67

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 4.8%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$274,530

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,850	5.125%, 6/01/24	6/17 at 100.00	B	5,502,879
20,840	5.875%, 6/01/47	6/17 at 100.00	BB	15,931,346

5,195	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	5,185,130
33,135	Total Consumer Staples			26,893,885
	Education and Civic Organizations – 8.4%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A+	4,240,348

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,186,415

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,439,106
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	2,964,725
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,122,144

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,667,328

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,835,418

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,124,414

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	434,156

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,101,590

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,057,920

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
760	5.000%, 5/01/20	5/15 at 100.00	Baa2	784,084
1,000	5.000%, 5/01/26	5/15 at 100.00	Baa2	1,011,310

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,505	5.000%, 12/01/24	12/15 at 100.00	Ba1	1,448,141
1,000	5.000%, 12/01/29	12/15 at 100.00	Ba1	929,400

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,336,103
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,152,350

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	719,330

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,374,622
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,103,036

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	12/12 at 100.00	Ba1	1,200,216
2,075	5.000%, 12/01/26	12/12 at 100.00	Ba1	1,970,275

500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	543,345

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,999,759

750	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	A–	793,695

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	$562,790

1,900	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	2,047,763

250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	259,913

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	AA–	1,802,484

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA–	1,417,803
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	AA–	1,075,390

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	AA–	1,121,442
44,300	Total Education and Civic Organizations			46,826,815
	Health Care – 15.4%

7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	11/12 at 100.00	Baa1	7,135,205

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
1,220	5.250%, 11/15/31 – RAAI Insured	11/14 at 100.00	Baa1	1,254,014
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	152,489

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	Aa3	1,097,461

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,329,533
250	5.000%, 6/01/38	6/20 at 100.00	AA–	266,885

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 4.125%, 9/01/20	No Opt. Call	AA–	570,015

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	BBB+	859,283
3,440	5.500%, 11/01/40	11/20 at 100.00	BBB+	3,692,358

345	Fairfield County, Ohio, Hsopital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2003, 5.000%, 6/15/22 – RAAI Insured	6/12 at 100.00	Baa2	345,166

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,253,890
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,279,780

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005:
365	4.750%, 11/01/23	11/18 at 100.00	Aa2	403,931
3,180	5.000%, 11/01/40	11/18 at 100.00	Aa2	3,362,914

640	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA	690,752

4,830	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.234%, 11/15/41 (IF) (4)	11/21 at 100.00	AA	5,596,038

500	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2010C, 4.500%, 12/01/37	12/20 at 100.00	AA	517,320

750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A–	793,313

Nuveen Investments	69

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
$400	5.000%, 11/15/38	11/18 at 100.00	AA–	$422,436
305	5.125%, 11/15/40	11/18 at 100.00	AA–	323,901

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	3,825,695

2,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	2,618,650

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	998,113

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,431,430

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	AA	797,468

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/14 at 100.00	AA	2,332,743

100	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA	117,386

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,137,780
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,195,391

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	2,683,782

1,650	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,763,289

2,990	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	3,321,172

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	19.746%, 1/01/17 (IF)	No Opt. Call	Aa2	961,632
5,625	20.072%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,117,100

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.231%, 1/01/17 (IF)	No Opt. Call	Aa2	3,290,131

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	78,798
3,235	5.250%, 11/15/36	11/16 at 100.00	A–	3,378,990

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A	546,895
1,075	5.750%, 12/01/35	12/18 at 100.00	A	1,185,951

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	855,784
76,195	Total Health Care			85,984,864
	Housing/Multifamily – 1.8%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	525,150

945	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	N/R	739,283

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	$1,946,115

1,250	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	8/12 at 100.00	Aa2	1,252,588

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	2,296,757

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	3,136,230
9,675	Total Housing/Multifamily			9,896,123
	Housing/Single Family – 0.5%

320	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 2006E, 4.850%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aaa	331,226

450	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2008F, 5.450%, 9/01/33	3/18 at 100.00	Aaa	470,696

805	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	875,438

860	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	883,409
2,435	Total Housing/Single Family			2,560,769
	Industrials – 1.5%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB–	504,745

275	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	276,933

1,355	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	11/12 at 100.00	BBB–	1,359,472

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	11/12 at 100.00	BBB–	75,142

355	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	11/12 at 102.00	BBB–	362,391

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5.,:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,718,602
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,889,496

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
220	5.000%, 6/01/15 (Alternative Minimum Tax)	6/14 at 100.00	AA+	227,306
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/14 at 100.00	AA+	695,561

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	12/12 at 102.00	AA+	1,052,956
7,575	Total Industrials			8,162,604
	Long-Term Care – 1.4%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB	814,016

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	1,645,793

Nuveen Investments	71

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	$2,002,040

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	406,364

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,257,685
7,785	Total Long-Term Care			8,125,898
	Materials – 0.7%

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB+	3,953,040
	Tax Obligation/General – 17.2%

4,310	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	BBB	4,745,396

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	592,398

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	27,843

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,102,530

1,185	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	BBB	1,308,335

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	A1	467,209

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A	2,755,811

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,492,370

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	369,978

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	669,360
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	492,294

150	Cincinnati, Ohio, Various Purpose General Obligation Bonds, Series 2009A, 4.500%, 12/01/29	6/19 at 100.00	AA+	166,662

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,107,690

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	538,650

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,949,723

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,567,382

435	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AAA	448,246

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – NPFG Insured	6/14 at 100.00	Aa2	1,343,878

750	Cuyahoga Falls, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2009, 4.250%, 12/01/34	12/17 at 100.00	Aa2	801,720

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	Aa2	$1,275,791

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – NPFG Insured	12/15 at 100.00	Aa2	1,108,610

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,099,510

	Franklin County, Ohio, General Obligation Bonds, Series 2007:
690	4.500%, 12/01/27	12/17 at 100.00	AAA	756,268
3,160	5.000%, 12/01/28	12/17 at 100.00	AAA	3,622,182

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	Aa1	442,764

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,124,950

	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008:
100	0.000%, 12/01/22	No Opt. Call	Aa2	73,241
1,000	5.375%, 12/01/33	12/18 at 100.00	Aa2	1,146,620

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,680,725

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	1,964,218
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,241,053

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	No Opt. Call	Aa1	617,974

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	925,336

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA	1,543,780

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa2	1,922,419

185	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	6/12 at 100.00	Aa2	185,993

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,118,810
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,631,626

505	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	608,293

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,880,906

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,184,610

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,559,404

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	1,995,294

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,128,300

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	704,510

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,089,130

Nuveen Investments	73

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A2	$1,539,872

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	619,369

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA–	4,016,648
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	533,010
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,062,530

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	710,465

3,280	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/23	No Opt. Call	AA+	4,136,966

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	785,604

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,059,555

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,274,680

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,070,860

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,680,615

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 – AGM Insured	6/18 at 100.00	Aa2	660,774

755	Sidney City School District, Shelby County, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/27 – FGIC Insured	12/17 at 100.00	Aa3	804,120

1,000	Solon, Ohio, General Obligation Refunding and Improvement Bonds, Series 2002, 5.000%, 12/01/21	12/12 at 100.00	AAA	1,021,770

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA	3,611,460

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/12 at 100.00	Aaa	30,134

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	4,416,963

1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	1,397,656

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	857,966

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	6/19 at 100.00	AA	1,097,250

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA–	546,775

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA–	2,230,260
87,725	Total Tax Obligation/General			95,745,094
	Tax Obligation/Limited – 16.7%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,961,754

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
$950	5.000%, 12/01/25	12/16 at 102.00	N/R	$980,562
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,176,266
650	5.000%, 12/01/35	12/16 at 102.00	N/R	644,235

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,183,281

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	A–	2,715,908

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,605,884
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	1,869,740

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	1,429,625

	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	3,168,695
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,688,815

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,904,408

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	6,204,743

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,578,902
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,328,020

2,875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,119,548

1,220	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42 (WI/DD, Settling 6/06/12)	1/22 at 100.00	A	1,311,756

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	4,150,728

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,457,090
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,713,337

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,235,580

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	1,597,629
1,750	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	AA–	869,418

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25, DD1	12/21 at 100.00	A2	1,387,770
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	5,860,685

475	Mahoning Career and Technology Center, Ohio, Certificate of Participation, Series 2009B, 4.750%, 12/01/36	12/17 at 100.00	AA–	512,734

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	239,389
855	0.000%, 9/01/28	No Opt. Call	Aa2	446,720
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,883,375

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,251,581

Nuveen Investments	75

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
$1,100	5.000%, 10/01/23	10/22 at 100.00	A1		$1,297,186
110	5.000%, 10/01/24	10/22 at 100.00	A1		127,742

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA		2,081,260

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA		3,453,359

	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II:
1,000	5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AA		1,113,280
1,000	5.250%, 2/01/20 – AGM Insured	2/15 at 100.00	AA		1,110,200

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		3,556,077

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
400	0.000%, 8/01/35	No Opt. Call	A+		110,944
500	5.375%, 8/01/39	2/20 at 100.00	A+		535,600

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2		2,977,200

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R		404,672

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+		1,678,810
800	5.000%, 12/01/24	12/22 at 100.00	AA+		948,832
112,380	Total Tax Obligation/Limited				92,873,340
	Transportation – 4.5%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
5,000	5.000%, 1/01/30	No Opt. Call	A–		5,400,800
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–		3,726,552

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	A+		1,068,000

	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C:
1,025	5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		1,043,922
1,000	5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		1,010,750

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA		12,739,400
21,475	Total Transportation				24,989,424
	U.S. Guaranteed – 10.5% (5)

3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(5)	4,071,599

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,990	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(5)	2,113,380
1,910	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2	(5)	2,028,420

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(5)	1,376,346

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	A1	(5)	1,238,810

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1	(5)	1,330,541

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (5) (continued)

$1,865	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	N/R	(5)	$1,894,803

	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002:
350	5.500%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 100.00	AA–	(5)	356,171
2,000	5.375%, 10/01/30 (Pre-refunded 10/01/12)	10/12 at 100.00	AA–	(5)	2,034,440

185	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	No Opt. Call	A1	(5)	188,702

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/12 at 100.00	N/R	(5)	5,633,282

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(5)	3,053,400

1,855	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3	(5)	2,026,068

3,010	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		3,331,619

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA		651,911

	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,000	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,136,070
645	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		732,765

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22 (Pre-refunded 2/01/13)	2/13 at 100.00	AA+	(5)	6,249,002

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16 (Pre-refunded 6/01/13)	6/13 at 100.00	AA	(5)	1,560,566

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15 (Pre-refunded 12/01/13)	12/13 at 100.00	AA	(5)	1,070,210

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(5)	438,876
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(5)	3,351,915

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(5)	1,680,829

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AA+	(5)	1,352,431

1,000	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Series 2004A, 5.250%, 12/01/17 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+	(5)	1,097,190

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	N/R	(5)	1,273,555

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	Aa2	(5)	4,015,710

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa		1,467,225
1,515	5.250%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa		1,628,458
55,115	Total U.S. Guaranteed				58,384,294
	Utilities – 7.2%

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
1,000	5.000%, 2/15/31	2/18 at 100.00	A1		1,085,270
5,000	5.250%, 2/15/43	2/18 at 100.00	A1		5,412,450

Nuveen Investments	77

Portfolio of Investments

Nuveen Ohio Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A2	$1,509,381

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2	1,617,762
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A2	2,022,900
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A2	2,121,880

1,000	Hamilton, Ohio, Electric System Revenue Bonds, Refunding Series 2002A, 4.300%, 10/15/16 – AGM Insured	10/15 at 101.00	Aa3	1,123,090

1,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	2,026,152

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	518,855

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	578,290

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,082,968

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	1,050,490
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	5,705,660
1,640	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	1,709,470
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1	3,428,678

400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	BBB+	449,736

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/12 at 100.00	Ba1	4,477,082
46,220	Total Utilities			39,920,114
	Water and Sewer – 7.5%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3	1,495,696

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,125,340

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	4,967,444

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	926,943

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	13,015,077

930	Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds, Metropolitan Sewer District of Greater Cincinnati, Series 2006A, 5.000%, 12/01/26 – NPFG Insured	12/16 at 100.00	AA+	1,050,564

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	500,993

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	N/R	1,306,972

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	1,996,715

4,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	4,706,034

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
$1,755	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	$1,905,367
80	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	81,697

1,000	Montgomery County, Ohio, Water System Revenue Bonds, Greater Moraine Beaver District, Series 2002 Refunding, 5.375%, 11/15/16 – AMBAC Insured	11/12 at 100.00	N/R	1,015,219

700	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2007, 4.500%, 11/15/37 – NPFG Insured	5/17 at 100.00	AA+	723,372

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	114,901

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,639,367
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,711,102

200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2010A, 5.000%, 6/01/30	12/19 at 100.00	AAA	230,969

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa3	2,416,585
36,425	Total Water and Sewer			41,930,357
$543,940	Total Investments (cost $503,081,377) – 98.1%			546,246,621
	Other Assets Less Liabilities – 1.9%			10,552,804
	Net Assets – 100%			$556,799,425

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

DD1	Investment, or portion of investment, purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	79

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.0%

$1,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	$997,180
	Education and Civic Organizations – 7.3%

500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	560,720

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,205,550
500	5.000%, 10/01/27	10/19 at 100.00	AAA	589,055
300	5.000%, 10/01/28	10/19 at 100.00	AAA	352,044
2,250	5.000%, 10/01/34	10/19 at 100.00	AAA	2,567,205

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	AA–	1,314,118

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/12 at 100.00	BBB	200,272

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	251,070
6,300	Total Education and Civic Organizations			7,040,034
	Health Care – 18.2%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,256,513
2,485	5.875%, 2/15/39	2/19 at 100.00	A3	2,768,091

5	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	No Opt. Call	AA+	5,019

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,678,650

1,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/28	7/21 at 100.00	A3	1,317,969

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	1,246,298

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 17.770%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,355,320

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,078,600

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,026,570

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	1,117,010

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	1,468,625

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,084,930

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/19	8/16 at 100.00	A–	2,188,380
15,925	Total Health Care			17,591,975

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.0%

$1,780	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	$1,945,451

965	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	987,726
2,745	Total Housing/Multifamily			2,933,177
	Housing/Single Family – 2.6%

25	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	9/12 at 100.00	N/R	25,066

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,025,180
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,409,623
2,400	Total Housing/Single Family			2,459,869
	Long-Term Care – 1.1%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,066,050
	Materials – 1.2%

1,040	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,173,921
	Tax Obligation/General – 1.2%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	11/12 at 100.00	B+	95,072

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	Baa1	1,014,110
1,095	Total Tax Obligation/General			1,109,182
	Tax Obligation/Limited – 48.1%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	715,098

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,104,200

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,090,030
500	3.700%, 9/01/21	9/18 at 100.00	A1	534,445

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,100,240
440	5.125%, 1/01/42	1/22 at 100.00	A	477,426

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/20 at 100.00	Aa2	962,064

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A1	702,938

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	Aa3	2,013,720

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,396,408

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	292,875

Nuveen Investments	81

Portfolio of Investments

Nuveen Wisconsin Municipal Bond Fund (continued)

May 31, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	Aa3	$1,575,660

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	Aa3	549,985
1,000	4.750%, 12/01/32	12/18 at 100.00	Aa3	1,090,010

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A1	1,016,080

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,852,550

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	Baa1	1,261,380

1,400	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	BBB+	1,406,818

1,280	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2011S, 6.000%, 7/01/41	7/21 at 100.00	Baa1	1,402,317

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,127,800

1,325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,514,435

6,615	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	Aa2	1,024,928

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1	438,756
300	4.350%, 3/01/22	3/17 at 100.00	A1	323,127
280	4.500%, 3/01/24	3/17 at 100.00	A1	299,387
520	4.600%, 3/01/27	3/17 at 100.00	A1	554,538

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured	No Opt. Call	AA–	1,131,651
400	5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–	511,352
2,220	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA–	2,861,336
1,760	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,175,694

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,290,894

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1	1,357,278

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,219,196

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1	1,068,450

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,069,680

380	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	9/12 at 100.00	N/R	381,338

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,975	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA–	3,577,378
710	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA–	855,848

2,035	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA–	1,099,897
48,670	Total Tax Obligation/Limited			46,427,207

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation – 0.4%

$355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–		$370,233
	U.S. Guaranteed – 2.6% (5)

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1	(5)	1,372,644

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+	(5)	1,106,100
2,300	Total U.S. Guaranteed				2,478,744
	Utilities – 5.2%

1,000	Guam Power Authority, Revenue Bonds, Series 1999A, 5.125%, 10/01/29 – NPFG Insured	10/12 at 100.00	BBB		1,000,140

1,310	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+		1,499,623

1,060	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	BBB+		1,205,029

1,265	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+		1,301,432
4,635	Total Utilities				5,006,224
	Water and Sewer – 3.3%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2		1,015,310

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2		1,068,320

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.750%, 7/01/37	7/22 at 100.00	Baa2		1,048,690
3,000	Total Water and Sewer				3,132,320
$90,465	Total Investments (cost $84,324,762) – 95.2%				91,786,116
	Other Assets Less Liabilities – 4.8%				4,660,962
	Net Assets – 100%				$96,447,078

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of Assets and Liabilities

May 31, 2012

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $206,978,698, $398,829,785 $186,089,395 $417,222,609, $503,081,377 and $84,324,762, respectively)	$222,664,041	$434,116,069	$203,439,320	$449,823,649	$546,246,621	$91,786,116
Cash	3,367,020	2,042,377	2,357,029	5,353,158	8,682,569	1,366,876
Receivables:
Interest	2,531,495	5,565,538	2,120,900	5,521,392	9,834,378	1,345,847
Investments sold	935,000	7,693,740	—	1,275,265	1,365,000	1,878,065
Shares sold	1,556,110	328,887	319,827	1,024,218	1,266,121	328,266
Other assets	215	58,788	31,927	21,357	71,909	81
Total assets	231,053,881	449,805,399	208,269,003	463,019,039	567,466,598	96,705,251
Liabilities
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payables:
Dividends	199,226	450,938	276,391	868,371	783,848	94,125
Investments purchased	2,507,445	1,275,000	—	4,023,778	8,119,778	—
Shares redeemed	551,233	1,008,094	263,247	331,072	1,066,615	57,279
Accrued expenses:
Management fees	94,289	189,623	90,583	197,166	300,113	42,338
12b-1 distribution and service fees	58,197	102,127	44,922	61,912	99,107	16,392
Other	70,758	175,969	110,308	250,241	297,712	48,039
Total liabilities	12,901,148	8,851,751	785,451	7,957,540	10,667,173	258,173
Net assets	$218,152,733	$440,953,648	$207,483,552	$455,061,499	$556,799,425	$96,447,078
Class A Shares
Net assets	$151,334,402	$360,084,460	$153,466,870	$233,521,119	$317,441,793	$51,123,841
Shares outstanding	13,500,673	31,581,298	13,041,429	20,307,572	27,136,948	4,610,452
Net asset value per share	$11.21	$11.40	$11.77	$11.50	$11.70	$11.09
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.70	$11.90	$12.29	$12.00	$12.21	$11.58
Class B Shares
Net assets	N/A	$1,499,219	N/A	$546,217	$2,064,664	N/A
Shares outstanding	N/A	131,438	N/A	47,474	176,974	N/A
Net asset value and offering price per share	N/A	$11.41	N/A	$11.51	$11.67	N/A
Class C Shares
Net assets	$52,450,572	$63,377,596	$30,129,430	$33,690,384	$68,343,616	$12,541,702
Shares outstanding	4,684,372	5,557,619	2,562,714	2,935,040	5,864,034	1,130,037
Net asset value and offering price per share	$11.20	$11.40	$11.76	$11.48	$11.65	$11.10
Class I Shares
Net assets	$14,367,759	$15,992,373	$23,887,252	$187,303,779	$168,949,352	$32,781,535
Shares outstanding	1,276,339	1,402,306	2,030,964	16,290,675	14,484,762	2,947,996
Net asset value and offering price per share	$11.26	$11.40	$11.76	$11.50	$11.66	$11.12
Net assets consist of:
Capital paid-in	$200,257,974	$409,396,306	$191,666,831	$422,479,462	$514,154,530	$89,188,398
Undistributed (Over-distribution of) net investment income	434,695	(18,919)	432,876	1,010,474	2,175,264	209,726
Accumulated net realized gain (loss)	1,774,721	(3,710,023)	(1,966,080)	(1,029,477)	(2,695,613)	(412,400)
Net unrealized appreciation (depreciation)	15,685,343	35,286,284	17,349,925	32,601,040	43,165,244	7,461,354
Net assets	$218,152,733	$440,953,648	$207,483,552	$455,061,499	$556,799,425	$96,447,078
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares. Class B Shares of Kansas, Michigan and Wisconsin converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

84	Nuveen Investments

Statement of Operations

Year Ended May 31, 2012

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$9,202,958	$20,522,598	$9,986,459	$14,509,062	$25,070,388	$4,058,661
Expenses
Management fees	983,913	2,137,056	1,049,700	1,487,992	2,514,883	444,464
12b-1 service fees – Class A	272,395	690,267	305,618	411,172	603,967	97,142
12b-1 distribution and service fees – Class B	N/A	18,653	N/A	7,671	21,529	N/A
12b-1 distribution and service fees – Class C	323,031	426,045	220,007	222,631	478,719	77,673
Shareholders’ servicing agent fees and expenses	72,058	152,185	97,008	102,167	227,771	35,058
Interest expense on floating rate obligations	54,982	19,628	—	7,334	—	—
Custodian’s fees and expenses	34,156	65,291	37,449	46,495	77,631	19,609
Trustees’ fees and expenses	5,531	12,183	5,972	8,539	14,429	2,568
Professional fees	40,645	60,757	42,262	45,941	67,053	31,526
Shareholders’ reports – printing and mailing expenses	27,589	59,318	33,756	35,375	76,347	16,488
Federal and state registration fees	4,470	4,394	1,066	25,646	7,435	2,548
Reorganization expense	—	—	—	24,000	29,000	—
Other expenses	8,995	13,878	9,580	12,210	16,765	6,770
Total expenses before custodian fee credit	1,827,765	3,659,655	1,802,418	2,437,173	4,135,529	733,846
Custodian fee credit	(3,295)	(3,903)	(869)	(1,873)	(1,883)	(1,461)
Net expenses	1,824,470	3,655,752	1,801,549	2,435,300	4,133,646	732,385
Net investment income (loss)	7,378,488	16,866,846	8,184,910	12,073,762	20,936,742	3,326,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	3,170,557	628,279	1,038,140	241,154	2,692,800	77,544
Change in unrealized appreciation (depreciation) of investments	11,261,319	26,013,734	10,616,833	19,118,899	26,443,568	5,971,539
Net realized and unrealized gain (loss)	14,431,876	26,642,013	11,654,973	19,360,053	29,136,368	6,049,083
Net increase (decrease) in net assets from operations	$21,810,364	$43,508,859	$19,839,883	$31,433,815	$50,073,110	$9,375,359

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares. Class B Shares of Kansas, Michigan and Wisconsin converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of Changes in Net Assets

	Kansas		Kentucky
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$7,378,488	$7,015,099	$16,866,846	$17,951,668
Net realized gain (loss) from investments	3,170,557	(390,853)	628,279	1,150,771
Change in net unrealized appreciation (depreciation) of investments	11,261,319	(2,096,205)	26,013,734	(8,667,600)
Net increase (decrease) in net assets from operations	21,810,364	4,528,041	43,508,859	10,434,839
Distributions to Shareholders
From net investment income:
Class A	(5,265,199)	(5,015,396)	(14,181,181)	(14,908,075)
Class B	N/A	(50,274)	(66,648)	(126,624)
Class C	(1,467,755)	(1,314,958)	(2,042,205)	(1,983,317)
Class I	(475,234)	(623,380)	(573,751)	(408,545)
Decrease in net assets from distributions to shareholders	(7,208,188)	(7,004,008)	(16,863,785)	(17,426,561)
Fund Share Transactions
Fund reorganization	—	—	—	—
Proceeds from sale of shares	47,176,523	43,211,178	43,701,109	36,846,739
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,899,727	4,589,760	11,128,791	11,126,031
	52,076,250	47,800,938	54,829,900	47,972,770
Cost of shares redeemed	(19,562,372)	(38,447,078)	(40,582,088)	(85,628,061)
Net increase (decrease) in net assets from Fund share transactions	32,513,878	9,353,860	14,247,812	(37,655,291)
Net increase (decrease) in net assets	47,116,054	6,877,893	40,892,886	(44,647,013)
Net assets at the beginning of period	171,036,679	164,158,786	400,060,762	444,707,775
Net assets at the end of period	$218,152,733	$171,036,679	$440,953,648	$400,060,762
Undistributed (Over-distribution of) net investment income at the end of period	$434,695	$293,786	$(18,919)	$(6,132)

N/A –	Kansas does not offer Class B Shares. Class B Shares of Kansas converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

86	Nuveen Investments

	Michigan		Missouri
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$8,184,910	$8,404,132	$12,073,762	$10,342,154
Net realized gain (loss) from investments	1,038,140	611,209	241,154	447,590
Change in net unrealized appreciation (depreciation) of investments	10,616,833	(2,948,195)	19,118,899	(3,965,953)
Net increase (decrease) in net assets from operations	19,839,883	6,067,146	31,433,815	6,823,791
Distributions to Shareholders
From net investment income:
Class A	(5,939,900)	(6,219,392)	(8,634,006)	(8,455,392)
Class B	N/A	(42,077)	(28,063)	(56,348)
Class C	(1,001,466)	(1,077,189)	(1,088,082)	(1,056,040)
Class I	(866,554)	(855,791)	(2,173,436)	(513,123)
Decrease in net assets from distributions to shareholders	(7,807,920)	(8,194,449)	(11,923,587)	(10,080,903)
Fund Share Transactions
Fund reorganization	—	—	176,817,906	—
Proceeds from sale of shares	19,160,143	25,750,124	74,290,341	33,628,688
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,341,983	4,335,820	6,810,577	6,536,909
	23,502,126	30,085,944	257,918,824	40,165,597
Cost of shares redeemed	(26,112,242)	(41,304,933)	(49,400,901)	(45,479,079)
Net increase (decrease) in net assets from Fund share transactions	(2,610,116)	(11,218,989)	208,517,923	(5,313,482)
Net increase (decrease) in net assets	9,421,847	(13,346,292)	228,028,151	(8,570,594)
Net assets at the beginning of period	198,061,705	211,407,997	227,033,348	235,603,942
Net assets at the end of period	$207,483,552	$198,061,705	$455,061,499	$227,033,348
Undistributed (Over-distribution of) net investment income at the end of period	$432,876	$95,887	$1,010,474	$855,161

N/A –	Michigan does not offer Class B Shares. Class B Shares of Michigan converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of Changes in Net Assets (continued)

	Ohio		Wisconsin
	Year Ended 5/31/12	Year Ended 5/31/11	Year Ended 5/31/12	Year Ended 5/31/11
Operations
Net investment income (loss)	$20,936,742	$21,411,825	$3,326,276	$2,369,774
Net realized gain (loss) from investments	2,692,800	(3,481,898)	77,544	(438,486)
Change in net unrealized appreciation (depreciation) of investments	26,443,568	(6,209,949)	5,971,539	(53,257)
Net increase (decrease) in net assets from operations	50,073,110	11,719,978	9,375,359	1,878,031
Distributions to Shareholders
From net investment income:
Class A	(12,572,284)	(13,193,242)	(1,756,455)	(1,769,900)
Class B	(78,365)	(137,109)	N/A	(29,877)
Class C	(2,326,719)	(2,325,318)	(331,505)	(301,821)
Class I	(5,430,554)	(5,073,430)	(1,052,887)	(220,506)
Decrease in net assets from distributions to shareholders	(20,407,922)	(20,729,099)	(3,140,847)	(2,322,104)
Fund Share Transactions
Fund reorganization	54,288,873	—	—	—
Proceeds from sale of shares	52,236,670	49,983,840	32,770,206	24,383,081
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,405,593	11,881,711	2,118,693	1,587,318
	118,931,136	61,865,551	34,888,899	25,970,399
Cost of shares redeemed	(57,129,774)	(101,310,911)	(17,666,169)	(16,123,179)
Net increase (decrease) in net assets from Fund share transactions	61,801,362	(39,445,360)	17,222,730	9,847,220
Net increase (decrease) in net assets	91,466,550	(48,454,481)	23,457,242	9,403,147
Net assets at the beginning of period	465,332,875	513,787,356	72,989,836	63,586,689
Net assets at the end of period	$556,799,425	$465,332,875	$96,447,078	$72,989,836
Undistributed (Over-distribution of) net investment income at the end of period	$2,175,264	$1,678,087	$209,726	$25,819

N/A –	Wisconsin does not offer Class B Shares. Class B Shares of Wisconsin converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

88	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	89

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/92)
2012	$10.37	$.44	$.83	$1.27	$(.43)	$—	$(.43)	$11.21	12.43%
2011	10.48	.43	(.11)	.32	(.43)	—	(.43)	10.37	3.10
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48	8.67
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
Class C (2/97)
2012	10.36	.37	.84	1.21	(.37)	—	(.37)	11.20	11.86
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36	2.47
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
Class I (2/97)(f)
2012	10.42	.46	.83	1.29	(.45)	—	(.45)	11.26	12.62
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42	3.32
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83

90	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$151,334	.86%	.83%	4.03%	36%
122,629	.83	.82	4.12	16
120,162	.84	.84	4.27	18
110,130	.85	.85	4.38	13
94,259	.87	.87	4.12	16

52,451	1.40	1.37	3.47	36
36,864	1.38	1.37	3.58	16
33,948	1.39	1.39	3.71	18
25,570	1.40	1.40	3.83	13
21,090	1.42	1.42	3.57	16

14,368	.65	.62	4.22	36
10,648	.63	.62	4.29	16
7,960	.64	.64	4.47	18
5,069	.65	.65	4.58	13
4,293	.67	.67	4.31	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2012	$10.69	$.46	$.70	$1.16	$(.45)	$—	$(.45)	$11.40	11.10%
2011	10.85	.46	(.18)	.28	(.44)	—	(.44)	10.69	2.68
2010	10.39	.44	.46	.90	(.44)	— *	(.44)	10.85	8.81
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
Class B (2/97)
2012	10.70	.37	.71	1.08	(.37)	—	(.37)	11.41	10.20
2011	10.85	.38	(.16)	.22	(.37)	—	(.37)	10.70	2.03
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
Class C (10/93)
2012	10.70	.39	.71	1.10	(.40)	—	(.40)	11.40	10.44
2011	10.85	.40	(.16)	.24	(.39)	—	(.39)	10.70	2.22
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
Class I (2/97)(f)
2012	10.70	.48	.70	1.18	(.48)	—	(.48)	11.40	11.24
2011	10.85	.48	(.16)	.32	(.47)	—	(.47)	10.70	3.01
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90

92	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$360,084	.80%	.80%	4.12%	16%
334,809	.80	.80	4.26	7
376,621	.81	.81	4.15	9
346,849	.85	.82	4.28	19
362,734	.89	.83	4.04	8

1,499	1.55	1.55	3.38	16
2,465	1.55	1.55	3.49	7
5,119	1.56	1.56	3.40	9
7,289	1.60	1.57	3.52	19
9,685	1.64	1.58	3.29	8

63,378	1.35	1.35	3.56	16
51,820	1.35	1.35	3.71	7
55,515	1.36	1.36	3.59	9
47,428	1.40	1.37	3.73	19
46,588	1.44	1.38	3.49	8

15,992	.60	.60	4.30	16
10,967	.60	.60	4.46	7
7,453	.61	.61	4.35	9
3,394	.65	.62	4.48	19
2,891	.69	.63	4.24	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2012	$11.08	$.47	$.67	$1.14	$(.45)	$—	$(.45)	$11.77	10.48%
2011	11.19	.47	(.12)	.35	(.46)	—	(.46)	11.08	3.16
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19	7.73
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
Class C (6/93)
2012	11.08	.41	.66	1.07	(.39)	—	(.39)	11.76	9.81
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08	2.70
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
Class I (2/97)(f)
2012	11.08	.49	.66	1.15	(.47)	—	(.47)	11.76	10.59
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08	3.46
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39

94	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$153,467	.84%	.84%	4.12%	12%
148,020	.84	.84	4.22	6
159,191	.85	.85	4.18	11
151,852	.86	.86	4.45	9
159,696	.86	.85	4.14	14

30,129	1.38	1.38	3.58	12
29,681	1.39	1.39	3.67	6
30,655	1.40	1.40	3.63	11
32,068	1.41	1.41	3.90	9
35,814	1.41	1.40	3.59	14

23,887	.63	.63	4.32	12
19,397	.64	.64	4.42	6
19,888	.65	.65	4.38	11
18,297	.66	.66	4.65	9
19,100	.66	.65	4.34	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/87)
2012	$10.70	$.48	$.79	$1.27	$(.47)	$—	$(.47)	$11.50	12.08%
2011	10.82	.48	(.13)	.35	(.47)	—	(.47)	10.70	3.30
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82	11.49
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
Class B (2/97)
2012	10.71	.40	.79	1.19	(.39)	—	(.39)	11.51	11.24
2011	10.83	.40	(.13)	.27	(.39)	—	(.39)	10.71	2.55
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
Class C (2/94)
2012	10.68	.41	.80	1.21	(.41)	—	(.41)	11.48	11.50
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68	2.74
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
Class I (2/97)(f)
2012	10.70	.48	.81	1.29	(.49)	—	(.49)	11.50	12.28
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70	3.52
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81

96	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$233,521	.83%	.83%	4.28%	8%
187,844	.82	.82	4.48	6
196,974	.83	.83	4.52	6
183,868	.86	.84	4.68	12
195,691	.87	.84	4.16	14

546	1.57	1.57	3.58	8
1,117	1.57	1.57	3.71	6
2,439	1.58	1.58	3.79	6
3,533	1.61	1.59	3.90	12
5,785	1.62	1.59	3.41	14

33,690	1.38	1.38	3.73	8
26,958	1.37	1.37	3.93	6
26,957	1.38	1.38	3.97	6
22,120	1.41	1.39	4.13	12
21,541	1.42	1.39	3.61	14

187,304	.63	.63	4.34	8
11,115	.62	.62	4.67	6
9,235	.63	.63	4.72	6
6,224	.67	.65	4.90	12
2,657	.68	.65	4.36	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2012	$11.01	$.49	$.67	$1.16	$(.47)	$—	$(.47)	$11.70	10.77%
2011	11.18	.48	(.18)	.30	(.47)	—	(.47)	11.01	2.75
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18	8.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
Class B (2/97)
2012	10.98	.40	.68	1.08	(.39)	—	(.39)	11.67	10.00
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98	1.90
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
Class C (8/93)
2012	10.97	.42	.67	1.09	(.41)	—	(.41)	11.65	10.13
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97	2.11
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
Class I (2/97)(f)
2012	10.98	.51	.67	1.18	(.50)	—	(.50)	11.66	10.94
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98	2.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60

98	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$317,442	.82%	.82%	4.28%	13%
292,694	.82	.82	4.40	10
330,410	.82	.82	4.33	10
321,253	.84	.84	4.40	9
338,770	.93	.84	4.16	20

2,065	1.57	1.57	3.55	13
2,821	1.57	1.57	3.64	10
5,034	1.58	1.58	3.58	10
7,790	1.58	1.58	3.64	9
11,577	1.67	1.58	3.42	20

68,344	1.37	1.37	3.73	13
60,016	1.37	1.37	3.85	10
63,181	1.37	1.37	3.78	10
52,693	1.39	1.39	3.85	9
50,642	1.48	1.39	3.61	20

168,949	.62	.62	4.48	13
109,802	.62	.62	4.60	10
115,162	.62	.62	4.54	10
109,553	.64	.64	4.60	9
116,718	.73	.64	4.36	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/94)
2012	$10.28	$.43	$.78	$1.21	$(.40)	$—	$(.40)	$11.09	11.96%
2011	10.39	.39	(.12)	.27	(.38)	—	(.38)	10.28	2.71
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39	8.42
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
Class C (2/97)
2012	10.30	.36	.78	1.14	(.34)	—	(.34)	11.10	11.27
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30	2.17
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
Class I (2/97)(f)
2012	10.31	.44	.79	1.23	(.42)	—	(.42)	11.12	12.16
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31	2.92
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64

100	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$51,124	.87%	.87%	3.94%	19%
45,101	.87	.87	3.81	14
50,270	.90	.90	3.75	6
46,933	.89	.89	4.02	12
50,640	.88	.88	3.72	3

12,542	1.41	1.41	3.38	19
9,105	1.42	1.42	3.26	14
9,329	1.45	1.45	3.19	6
6,907	1.44	1.44	3.46	12
6,512	1.43	1.43	3.17	3

32,782	.66	.66	4.13	19
18,236	.67	.67	4.14	14
2,605	.70	.70	3.94	6
1,573	.69	.69	4.20	12
1,506	.68	.68	3.92	3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	101

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Effective at the close of business on February 15, 2012, Class B Shares of Kansas, Michigan and Wisconsin converted to Class A Shares and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during

102	Nuveen Investments

this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, Kansas, Kentucky, Missouri and Ohio had outstanding when-issued/delayed delivery purchase commitments of $1,891,348, $1,275,000, $4,001,080 and $2,549,481, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An

Nuveen Investments	103

Notes to Financial Statements (continued)

investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended May 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$5,250,000	$15,000,000	$3,150,000	$—	$4,830,000	$3,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended May 31, 2012, were as follows:

	Kansas	Kentucky	Missouri
Average floating rate obligations outstanding	$8,331,516	$3,041,120	$2,225,000
Average annual interest rate and fees	0.66%	0.65%	0.33%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

104	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$219,263,701	$—	$219,263,701
Short-Term Investments:
Municipal Bonds	—	3,400,340	—	3,400,340
Total	$—	$222,664,001	$—	$222,664,001

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$434,116,069	$—	$434,116,069

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$203,439,320	$—	$203,439,320

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$449,823,649	$—	$449,823,649

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$546,246,621	$—	$546,246,621

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$91,786,116	$—	$91,786,116

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

Nuveen Investments	105

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,382,416	$25,954,110	2,373,395	$24,618,995
Class A – automatic conversion of Class B Shares	45,433	504,079	47,870	498,089
Class B	2,191	23,086	133	1,364
Class C	1,343,252	14,592,447	714,113	7,476,577
Class I	555,842	6,102,801	1,007,494	10,616,153
Shares issued to shareholders due to reinvestment of distributions:
Class A	342,330	3,704,264	331,261	3,431,331
Class B	1,536	16,214	3,455	35,546
Class C	87,999	952,085	77,596	802,631
Class I	20,855	227,164	30,784	320,252
	4,781,854	52,076,250	4,586,101	47,800,938
Shares redeemed:
Class A	(1,091,581)	(11,828,292)	(2,395,122)	(24,538,356)
Class B	(44,956)	(489,369)	(69,338)	(708,133)
Class B – automatic conversion to Class A Shares	(45,846)	(504,079)	(48,295)	(498,089)
Class C	(303,465)	(3,266,047)	(475,612)	(4,871,031)
Class I	(322,533)	(3,474,585)	(772,173)	(7,831,469)
	(1,808,381)	(19,562,372)	(3,760,540)	(38,447,078)
Net increase (decrease)	2,973,473	$32,513,878	825,561	$9,353,860

	Kentucky
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,371,170	$26,346,859	1,886,089	$20,349,081
Class A – automatic conversion of Class B Shares	67,832	750,886	99,590	1,058,354
Class B	389	4,292	776	8,361
Class C	945,220	10,490,733	830,339	8,971,206
Class I	549,539	6,108,339	606,810	6,459,737
Shares issued to shareholders due to reinvestment of distributions:
Class A	846,254	9,375,162	883,038	9,470,996
Class B	4,564	50,471	8,419	90,676
Class C	127,008	1,408,460	125,387	1,346,496
Class I	26,522	294,698	20,305	217,863
	4,938,498	54,829,900	4,460,753	47,972,770
Shares redeemed:
Class A	(3,011,874)	(33,272,048)	(6,283,503)	(66,823,731)
Class B	(36,064)	(396,032)	(150,915)	(1,618,871)
Class B – automatic conversion to Class A Shares	(67,810)	(750,886)	(99,511)	(1,058,354)
Class C	(357,390)	(3,959,122)	(1,227,623)	(12,998,799)
Class I	(198,867)	(2,204,000)	(288,742)	(3,128,306)
	(3,672,005)	(40,582,088)	(8,050,294)	(85,628,061)
Net increase (decrease)	1,266,493	$14,247,812	(3,589,541)	$(37,655,291)

106	Nuveen Investments

	Michigan
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	917,339	$10,495,117	1,877,751	$20,563,436
Class A – automatic conversion of Class B Shares	64,230	739,735	5,894	64,906
Class B	180	2,045	505	5,611
Class C	254,078	2,912,982	229,357	2,540,096
Class I	435,709	5,010,264	233,116	2,576,075
Shares issued to shareholders due to reinvestment of distributions:
Class A	289,643	3,318,158	296,360	3,281,905
Class B	666	7,549	1,954	21,701
Class C	39,702	454,560	41,891	463,595
Class I	49,039	561,716	51,375	568,619
	2,050,586	23,502,126	2,738,203	30,085,944
Shares redeemed:
Class A	(1,584,843)	(18,120,037)	(3,052,747)	(33,471,462)
Class B	(23,556)	(268,908)	(59,100)	(655,304)
Class B – automatic conversion to Class A Shares	(64,132)	(739,735)	(5,884)	(64,906)
Class C	(410,780)	(4,655,846)	(332,783)	(3,673,986)
Class I	(204,937)	(2,327,716)	(311,963)	(3,439,275)
	(2,288,248)	(26,112,242)	(3,762,477)	(41,304,933)
Net increase (decrease)	(237,662)	$(2,610,116)	(1,024,274)	$(11,218,989)

	Missouri
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1):
Class A	2,347,227	$26,692,203	—	$—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	13,203,086	150,125,703	—	—
Shares sold:
Class A	3,235,606	36,069,843	1,710,347	$18,411,554
Class A – automatic conversion of Class B Shares	33,272	367,252	86,749	934,751
Class B	98	1,090	223	2,392
Class C	612,475	6,852,081	477,585	5,106,206
Class I	2,729,020	31,000,075	848,162	9,173,785
Shares issued to shareholders due to reinvestment of distributions:
Class A	522,907	5,835,803	531,014	5,682,728
Class B	2,207	24,465	4,608	49,518
Class C	56,805	633,613	51,573	550,919
Class I	28,238	316,696	23,688	253,744
	22,770,941	257,918,824	3,733,949	40,165,597
Shares redeemed:
Class A	(3,388,284)	(37,862,489)	(2,975,284)	(31,580,126)
Class B	(25,907)	(286,251)	(38,996)	(422,667)
Class B – automatic conversion to Class A Shares	(33,243)	(367,252)	(86,676)	(934,751)
Class C	(257,896)	(2,872,792)	(500,716)	(5,313,836)
Class I	(708,877)	(8,012,117)	(686,279)	(7,227,699)
	(4,414,207)	(49,400,901)	(4,287,951)	(45,479,079)
Net increase (decrease)	18,356,734	$208,517,923	(554,002)	$(5,313,482)
(1)	Refer to Footnote 8 – Fund Reorganizations for further details.

Nuveen Investments	107

Notes to Financial Statements (continued)

	Ohio
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares issued from reorganization (1):
Class A	351,397	$4,072,374	—	$—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	4,345,610	50,216,498	—	—
Shares sold:
Class A	2,736,123	31,191,510	3,114,850	34,046,787
Class A – automatic conversion of Class B Shares	34,397	384,024	52,855	585,666
Class B	328	3,699	783	8,652
Class C	946,512	10,800,354	665,559	7,341,378
Class I	862,023	9,857,084	730,135	8,001,357
Shares issued to shareholders due to reinvestment of distributions:
Class A	650,714	7,417,263	640,290	7,054,109
Class B	5,530	62,832	7,454	81,952
Class C	115,357	1,310,377	108,161	1,186,730
Class I	318,148	3,615,121	324,007	3,558,920
	10,366,139	118,931,136	5,644,094	61,865,551
Shares redeemed:
Class A	(3,230,124)	(36,696,313)	(6,765,267)	(73,603,132)
Class B	(51,283)	(575,239)	(149,553)	(1,645,195)
Class B – automatic conversion to Class A Shares	(34,470)	(384,024)	(52,955)	(585,666)
Class C	(669,197)	(7,635,125)	(971,277)	(10,508,712)
Class I	(1,044,769)	(11,839,073)	(1,374,841)	(14,968,206)
	(5,029,843)	(57,129,774)	(9,313,893)	(101,310,911)
Net increase (decrease)	5,336,296	$61,801,362	(3,669,799)	$(39,445,360)
(1) Refer to Footnote 8 – Fund Reorganizations for further details.

	Wisconsin
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	655,888	$7,082,522	529,620	$5,440,704
Class A – automatic conversion of Class B Shares	31,997	349,636	12,220	126,145
Class B	17	185	27	275
Class C	308,011	3,328,514	219,215	2,277,264
Class I	2,051,353	22,009,349	1,646,182	16,538,693
Shares issued to shareholders due to reinvestment of distributions:
Class A	126,764	1,364,196	119,375	1,224,178
Class B	867	9,212	2,157	22,262
Class C	23,849	257,127	21,518	220,905
Class I	45,350	488,158	11,718	119,973
	3,244,096	34,888,899	2,562,032	25,970,399
Shares redeemed:
Class A	(590,272)	(6,289,132)	(1,113,501)	(11,321,640)
Class B	(22,129)	(242,597)	(69,639)	(702,764)
Class B – automatic conversion to Class A Shares	(31,938)	(349,636)	(12,191)	(126,145)
Class C	(86,112)	(910,574)	(252,970)	(2,568,078)
Class I	(917,078)	(9,874,230)	(139,604)	(1,404,552)
	(1,647,529)	(17,666,169)	(1,587,905)	(16,123,179)
Net increase (decrease)	1,596,567	$17,222,730	974,127	$9,847,220

108	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$96,892,385	$75,664,565	$23,859,954	$215,202,001	$119,211,594	$29,573,046
Sales and maturities	68,757,580	66,211,034	30,323,966	23,883,317	61,117,179	15,713,724

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$197,237,346	$393,150,533	$185,911,168	$414,513,425	$502,813,918	$84,269,193
Gross unrealized:
Appreciation	$16,319,168	$35,446,397	$17,627,736	$34,809,012	$43,831,412	$7,541,281
Depreciation	(312,157)	(130,463)	(99,584)	(1,723,957)	(398,709)	(24,358)
Net unrealized appreciation (depreciation) of investments	$16,007,011	$35,315,934	$17,528,152	$33,085,055	$43,432,703	$7,516,923

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible reorganizational expenses and reorganizational adjustments, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$6,250	$—	$9,032	$(13,420)	$941,972	$517
Undistributed (Over-distribution of) net investment income	(29,391)	(15,848)	(40,001)	5,138	(31,643)	(1,522)
Accumulated net realized gain (loss)	23,141	15,848	30,969	8,282	(910,329)	1,005

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$789,594	$1,320,859	$903,914	$2,072,017	$3,711,557	$436,610
Undistributed net ordinary income**	41,387	10,914	—	10,886	58,062	6,012
Undistributed net long-term capital gains	1,697,215	—	—	2,167	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income***	$7,140,628	$16,883,775	$7,817,648	$11,193,335	$19,950,770	$3,075,226
Distributions from net ordinary income**	—	—	—	—	240,637	—
Distributions from net long-term capital gains	—	—	—	—	—	—

2011	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$6,971,310	$17,493,087	$8,250,957	$10,102,147	$20,457,840	$2,289,195
Distributions from net ordinary income**	—	—	—	—	373,843	—
Distributions from net long-term capital gains	—	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.

Nuveen Investments	109

Notes to Financial Statements (continued)

At May 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kentucky	Michigan	Missouri*	Ohio*	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$219,990	$—
May 31, 2017	—	—	368,288	204,682	—
May 31, 2018	3,710,023	1,966,080	663,355	30,607	40,757
May 31, 2019	—	—	—	2,149,014	—
Total	$3,710,023	$1,966,080	$1,031,643	$2,604,293	$40,757
*	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under Internal Revenue code and related regulations.

During the Funds’ tax year ended May 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio
Utilized capital loss carryforwards	$1,017,846	$644,127	$1,069,109	$247,269	$1,805,166

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Wisconsin
Post-enactment losses:
Short-term	$—
Long-term	306,610

The Funds have elected to defer losses incurred from November 1, 2011 through May 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Wisconsin
Post-October capital losses	$65,031
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

110	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2012, the complex-level fee rate for these Funds was as follows:

Fund	Complex-Level Fee Rate
Kansas	0.1735%
Kentucy	0.1735
Michigan	0.1735
Missouri	0.1815
Ohio	0.1760
Wisconsin	0.1735

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Ohio do not exceed .750% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected (Unaudited)	$588,901	$530,861	$161,982	$482,813	$448,600	$115,421
Paid to financial intermediaries (Unaudited)	513,134	463,321	141,057	417,660	384,098	99,948

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances (Unaudited)	$196,034	$166,105	$36,175	$92,475	$144,395	$32,876

Nuveen Investments	111

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained (Unaudited)	$58,483	$67,272	$23,313	$44,749	$63,621	$18,673

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2012, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained (Unaudited)	$10,000	$—	$1,969	$1,394	$17,410	$1,179

8. Fund Reorganizations

During the current fiscal period, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Missouri Tax Free Fund (“Missouri Tax Free”), into Missouri; and
•	Nuveen Ohio Tax Free Fund (“Ohio Tax Free”) into Ohio.

Missouri Tax Free and Ohio Tax Free are collectively the “Acquired Funds.” Missouri and Ohio are collectively the “Acquiring Funds.”

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Trustees has determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders will not be diluted as a result of the Reorganizations. The Board of Trustees unanimously approved the Reorganizations on September 20, 2011.

A special meeting of Missouri Tax Free’s and Ohio Tax Free’s shareholders was held on February 16, 2012, for the purpose of voting on the Reorganization, at which time, each of the Reorganizations were approved. The Reorganizations were consummated at the close of business on March 9, 2012.

Upon consummation of each Fund’s Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization were as follows:

	Missouri Tax Free	Ohio Tax Free
Cost of investments	$161,788,408	$49,965,589
Fair value of investments	172,688,737	53,532,979
Unrealized appreciation (depreciation) of investments	10,900,279	3,567,390

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

112	Nuveen Investments

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri Tax Free
Class A Shares	2,014,487	$24,932,701	$12.38
Class C1 Shares	142,600	1,759,503	12.34
Class I Shares	12,130,585	150,125,702	12.38
Ohio Tax Free
Class A Shares	211,685	2,291,286	10.82
Class C1 Shares	166,843	1,781,088	10.68
Class I Shares	4,638,858	50,216,498	10.83

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri
Class A Shares	17,359,459	$197,408,414	$11.37
Class B Shares	48,162	548,011	11.38
Class C Shares	2,772,579	31,475,271	11.35
Class I Shares	2,508,565	28,523,583	11.37
Ohio
Class A Shares	26,582,704	308,070,336	11.59
Class B Shares	180,652	2,088,204	11.56
Class C Shares	5,787,394	66,830,674	11.55
Class I Shares	10,026,321	115,861,225	11.56

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri
Class A Shares	19,706,686	$224,100,618	$11.37
Class B Shares	48,162	548,011	11.38
Class C Shares	2,772,579	31,475,271	11.35
Class I Shares	15,711,651	178,649,285	11.37
Ohio
Class A Shares	26,934,101	312,142,710	11.59
Class B Shares	180,652	2,088,204	11.56
Class C Shares	5,787,394	66,830,674	11.55
Class I Shares	14,371,931	166,077,723	11.56

The beginning of the Acquired Funds’ current fiscal period was June 1, 2011.

Assuming the Reorganizations had been completed on June 1, 2011, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the Acquired Funds for the period June 1, 2011 through March 9, 2012, each Fund’s Reorganization date, are as follows:

	Missouri Tax Free	Ohio Tax Free
Net investment income (loss)	$(34,657)	$(48,565)
Net realized and unrealized gains (losses)	11,238,276	3,611,723
Change in net assets resulting from operations	9,797,872	2,532,911

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

In connection with the reorganizations, each of the Acquiring Funds has accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation

Nuveen Investments	113

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	222
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

114	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	222

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	222
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

Nuveen Investments	115

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	222
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	222
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

116	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	100

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	117

Annual Investment Management Agreement Approval Process

(Unaudited)

processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

118	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”) and the Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”) were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Ohio Municipal Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and that the Nuveen Michigan Municipal Bond Fund had satisfactory performance compared to its peers, performing in the third quartile over various periods. With respect to the other Funds which, as noted above, had significant differences with their Performance Peer Groups, the Independent Board Members considered the performance of such Funds compared to their respective benchmarks. In this regard, the Independent Board Members noted that the Kansas Fund, the Missouri Fund and the Wisconsin Fund outperformed their respective benchmarks in the one- and three-year periods, while the performance of the Kentucky Fund was similar to that of its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that each Fund had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

120	Nuveen Investments

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the

Nuveen Investments	121

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

122	Nuveen Investments

Notes

Nuveen Investments	123

Notes

124	Nuveen Investments

Notes

Nuveen Investments	125

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Michigan Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Michigan Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. The Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Kansas Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Kentucky Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Michigan Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Missouri Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Ohio Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Standard & Poor’s (S&P) Wisconsin Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

126	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	127

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS6-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	24,114	0	580	0
Kentucky Municipal Bond Fund	25,176	0	580	0
Michigan Municipal Bond Fund	24,134	0	580	0
Missouri Municipal Bond Fund	24,366	0	580	0
Ohio Municipal Bond Fund	25,443	0	580	0
Wisconsin Municipal Bond Fund	23,613	0	580	0

Total	$146,846	$0	$3,480	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Kansas Municipal Bond Fund	15,530	0	565	0
Kentucky Municipal Bond Fund	17,192	0	565	0
Michigan Municipal Bond Fund	15,728	0	565	0
Missouri Municipal Bond Fund	15,941	0	565	0
Ohio Municipal Bond Fund	17,599	0	565	0
Wisconsin Municipal Bond Fund	14,822	0	565	0

Total	$96,812	$0	$3,390	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Kansas Municipal Bond Fund	0%	0%	0%	0%
Kentucky Municipal Bond Fund	0%	0%	0%	0%
Michigan Municipal Bond Fund	0%	0%	0%	0%
Missouri Municipal Bond Fund	0%	0%	0%	0%
Ohio Municipal Bond Fund	0%	0%	0%	0%
Wisconsin Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust IV	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	580	0	0	580
Kentucky Municipal Bond Fund	580	0	0	580
Michigan Municipal Bond Fund	580	0	0	580
Missouri Municipal Bond Fund	580	0	0	580
Ohio Municipal Bond Fund	580	0	0	580
Wisconsin Municipal Bond Fund	580	0	0	580

Total	$3,480	$0	$0	$3,480

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended May 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Kansas Municipal Bond Fund	565	0	0	565
Kentucky Municipal Bond Fund	565	0	0	565
Michigan Municipal Bond Fund	565	0	0	565
Missouri Municipal Bond Fund	565	0	0	565
Ohio Municipal Bond Fund	565	0	0	565
Wisconsin Municipal Bond Fund	565	0	0	565

Total	$3,390	$0	$0	$3,390

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012